As filed with the Securities and Exchange Commission on November 10, 2011

================================================================================

                                                    1933 Act File No. 333-______
                                                    1940 Act File No. 811-22627




                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2


(Check appropriate box or boxes)


[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]  Pre-Effective Amendment No. __
[ ]  Post-Effective Amendment No. __

and

[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ ]  Amendment No. __


                    First Trust Global Equity Dividend Fund
         Exact Name of Registrant as Specified in Declaration of Trust

           120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (630) 765-8000
               Registrant's Telephone Number, including Area Code


                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:

                               Eric F. Fess, Esq.
                             Chapman and Cutler LLP
                             111 West Monroe Street
                            Chicago, Illinois 60603



Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

---------------

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

     [ ] when declared effective pursuant to section 8(c)

---------------

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

================================================================================

------------------------ ---------------------- --------------------- --------------------- ---------------------
                                                  Proposed Maximum      Proposed Maximum
  Title of Securities        Amount Being          Offering Price      Aggregate Offering         Amount of
   Being Registered           Registered              Per Unit              Price(1)          Registration Fee
------------------------ ---------------------- --------------------- --------------------- ---------------------
    Common Shares,
   $0.01 par value               1,000                 $25.00                $25,000                $2.87
------------------------ ---------------------- --------------------- --------------------- ---------------------

(1) Estimated solely for the purpose of determining the registration fee.



The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.


                             SUBJECT TO COMPLETION
                 PRELIMINARY PROSPECTUS DATED NOVEMBER 10, 2011



PROSPECTUS
----------

                                          SHARES

                    FIRST TRUST GLOBAL EQUITY DIVIDEND FUND

                                 COMMON SHARES
                                $25.00 PER SHARE

                              -------------------

   The Fund. First Trust Global Equity Dividend Fund (the "Fund") is a newly organized, diversified, closed-end management investment company.

   Investment Objectives. The Fund's primary investment objective is to seek current income. The Fund's secondary objective is capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

   Investment Strategy. The Fund will seek to achieve its investment objectives by investing in a diversified portfolio of global companies which the Fund's sub-advisor believes offer potential for income and capital growth. Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets, as defined on page 2 of the prospectus, in a portfolio of income-producing equity securities of issuers located throughout the world, including the U.S. In advancement of its investment objectives, the Fund will (i) write (sell) call options on selected international, regional, or country equity indices or futures, and/or equity securities on up to 50% of the value of its holdings of equity securities and
(ii) employ a regional rotation strategy of up to 25% of its portfolio securities on an annual basis.

   No Prior History. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES OF BENEFICIAL INTEREST ("COMMON SHARES") HAVE NO HISTORY OF PUBLIC TRADING. SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE ("NAV"). THIS RISK MAY BE GREATER FOR INVESTORS EXPECTING TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD OF TIME AFTER COMPLETION OF THE PUBLIC OFFERING.

   The Fund intends to apply to list the Common Shares on the New York Stock Exchange. The trading or "ticker" symbol of the Common Shares is expected to be
"   ."

   Investment Advisor and Sub-Advisor. First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor") will be the Fund's investment advisor and Henderson Global Investors (North America) Inc. ("Henderson" or the "Sub-Advisor") will be the Fund's sub-advisor. See "Management of the Fund" in this prospectus and "Investment Advisor" and "Sub-Advisor" in the Fund's Statement of Additional Information (the "SAI").
                                               (continued on the following page)


   INVESTING IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS, INCLUDING THOSE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 31 OF THIS PROSPECTUS.

                              -------------------

                                                          PER SHARE    TOTAL (1)
                                                          ---------    ---------
  Public offering price...............................      $25.000        $
  Sales load (2)......................................       $1.125        $
  Estimated offering costs (3)........................       $0.050        $
  Proceeds, after expenses, to the Fund...............      $23.825        $

                                                       (notes on following page)

                              -------------------


   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   The underwriters expect to deliver the common shares of the Fund to
purchasers on or about            ,    .


                              -------------------





                              -------------------


            THE DATE OF THIS PROSPECTUS IS           , 2011.

(continued from previous page)

   Distributions. The Fund intends to pay quarterly distributions to shareholders out of legally available funds. Distributions, if any, will be determined by the Fund's Board of Trustees. THE FUND EXPECTS TO DECLARE ITS INITIAL DISTRIBUTION APPROXIMATELY 30-60 DAYS FOLLOWING THE COMPLETION OF THIS OFFERING AND PAY SUCH INITIAL DISTRIBUTION APPROXIMATELY 60-90 DAYS AFTER THE COMPLETION OF THIS OFFERING, DEPENDING ON MARKET CONDITIONS. There is no assurance the Fund will continue to pay regular distributions or that the Fund will do so at a particular rate. See "Distributions" and "Tax Matters."

   Leverage. The Fund currently intends to seek to enhance the level of its current distributions through the use of leverage. The Investment Company Act of 1940, as amended (the "1940 Act"), permits the Fund to utilize leverage through borrowings in an amount up to 33-1/3% of its Managed Assets less all liabilities other than borrowings or to issue preferred shares of beneficial interest ("Preferred Shares") in an amount up to 50% of its Managed Assets (including the proceeds of leverage). However, the Fund initially anticipates that it will utilize leverage, through borrowings, in an aggregate amount of approximately 15% of the Fund's Managed Assets. The cost associated with any issuance and use of leverage will be borne by the holders of the Common Shares ("Common Shareholders"). Through the use of leverage, the Fund will seek to obtain a higher return for the Common Shareholders than if the Fund did not use leverage. The use of leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Leverage Program," "Risks--Leverage Risk" and "Description of Shares."

   You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Common Shares, and retain it for future reference. This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. The SAI, dated , 2011, as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 58 of this prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling
(800) 988-5891; by writing to the Fund at 120 East Liberty Drive, Wheaton, Illinois 60187; or from the Fund's website (http://www.ftportfolios.com). You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC's website (http://www.sec.gov).

   THE COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.



(notes from previous page)

   (1) The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering costs and proceeds, after
       expenses, to the Fund will be $    , $    , $    and $    , respectively.
       See "Underwriters."

   (2) The Advisor and Sub-Advisor (and not the Fund) have agreed to pay, from their own assets, structuring and syndication fees to and . These fees are not reflected under sales load in the table above. See
       "Underwriters--Additional Compensation to Be Paid by the Advisor and Sub-Advisor."

   (3) Total expenses of the offering of the Common Shares of the Fund paid by
       the Fund (other than the sales load) are estimated to be $       , which
       represents 0.20% (or $0.05 per common share) of the Fund's aggregate offering price. The Advisor and Sub-Advisor have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than the sales load) that exceed 0.20% (or $0.05 per common share) of the Fund's aggregate offering price.

                               TABLE OF CONTENTS

                                                                            PAGE

Prospectus Summary........................................................... 1
Summary of Fund Expenses.................................................... 22
The Fund.................................................................... 23
Use of Proceeds............................................................. 23
The Fund's Investments...................................................... 23
Leverage Program............................................................ 29
Risks....................................................................... 31
Management of the Fund...................................................... 42
Net Asset Value............................................................. 44
Distributions............................................................... 45
Dividend Reinvestment Plan.................................................. 45
Description of Shares....................................................... 46
Certain Provisions in the Declaration of Trust and By-Laws.................. 48
Structure of the Fund; Common Share Repurchases and Change in
   Fund Structure........................................................... 49
Tax Matters................................................................. 50
Underwriters................................................................ 54
Custodian, Administrator, Fund Accountant and Transfer Agent................ 57
Legal Opinions.............................................................. 57
Table of Contents for the Statement of Additional Information............... 58

                              -------------------

   YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

             CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

   This prospectus and the SAI, including documents incorporated by reference, contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "believe," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and foreign securities markets, the price at which the Common Shares will trade in the public markets and other factors which may be discussed in the Fund's periodic filings with the SEC.

   Although the Fund believes that the expectations expressed in these forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in these forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks" section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus are made as of the date of this prospectus. The Fund does not intend, and it undertakes no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "1933 Act").

   Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" section of this prospectus. The Fund urges you to review carefully that section for a more detailed discussion of the risks of an investment in the Fund's securities.

                               PROSPECTUS SUMMARY

   This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Common Shares. You should carefully read the entire prospectus and the SAI, particularly the section entitled "Risks."

THE FUND ...........  First Trust Global Equity Dividend Fund (the "Fund") is a
                      newly organized, diversified, closed-end management investment company. See "The Fund."

THE OFFERING .......  The Fund is offering       common shares of beneficial
                      interest at $25.00 per share through a group of
                      underwriters (the "Underwriters") led by          ("   ").
                      You must purchase at least 100 Common Shares in this
                      offering. The Fund has given the Underwriters an option to
                      purchase up to        additional Common Shares to cover
                      orders in excess of      Common Shares. The Advisor and
                      Sub-Advisor have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than the sales load) that exceed 0.20% (or $0.05 per Common Share) of the Fund's aggregate offering price.

INVESTMENT
OBJECTIVES
AND POLICIES........  The Fund's primary investment objective is to seek current income. The Fund's secondary investment objective is capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved.

                      Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets in a portfolio of income-producing equity securities of issuers located throughout the world, including the U.S.

                      The Fund expects that its investments will normally be invested across a broad range of countries, industries and market sectors. The Fund expects to be diversified geographically with investments in Europe, Asia-Pacific and the Americas. Equity securities in which the Fund anticipates investing include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in equity real estate investment trusts ("REITs"). The Fund will seek to invest in approximately 50 to 80 securities, under normal market conditions, in order to reduce the Fund's exposure to individual stock risk.

                      In addition to the primary investment strategies described above, the Fund may invest to a limited extent and engage in certain other investment practices, as follows:

                        o The Fund may invest up to 25% of its Managed Assets in debt securities, of which up to 15% of the Fund's Managed Assets may be invested in below-investment grade debt securities, commonly known as "junk bonds."

                        o The Fund may invest up to 25% of its Managed Assets in securities of issuers in emerging countries.

                        o The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

                        o The Fund will not invest more than 5% of its Managed Assets in any single security.

                      Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund's portfolio securities. The percentage allocation of the Fund's portfolio securities may vary depending on Henderson's assessment of market conditions and the relative attractiveness of such investment opportunities.

                      In advancement of its investment objectives, the Fund will employ a strategy of writing (selling) covered call options on selected international, regional, or country equity indices or futures, and/or equity securities on up to 50% of the value of its holdings of equity securities (the "Option Strategy"). The Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to Common Shareholders and reduce overall portfolio risk. The Fund generally will write "at-the-money" or "out-of-the-money" call options with strike prices that are at or up to 5% higher than the market price of the underlying security at the time written.

                      The Fund may also sell dividend yielding common stocks in its portfolio for a variety of reasons, such as to secure gains, to limit losses, to re-deploy assets into opportunities it believes are more promising and to meet obligations arising out of the Option Strategy. The Sub-Advisor currently anticipates utilizing a regional rotation strategy on up to 25% of the Fund's portfolio on an annual basis, whereby the Fund may sell common stock that has gone ex-dividend in one region to purchase another common stock in another region that is about to pay a dividend. By entering into such a series of trades, the Sub-Advisor would seek to supplement the amount of dividend income available to the Fund.

                      The Sub-Advisor will be responsible for the security selection and overall portfolio construction. The Advisor will be responsible for implementing the Option Strategy.

                      "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the preferred shares of beneficial interest issued by the Fund ("Preferred Shares"), if any, and the principal amount of any borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability.

                      The Fund's investment objectives and the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Fund's board of trustees ("Board of Trustees") without shareholder approval. The Fund will provide investors with at least 60 days' prior notice of any change in the Fund's investment strategy. See "The Fund's Investments" and "Risks" in this prospectus and "Investment Policies and Techniques" in the Fund's SAI.

INVESTMENT
PROCESS.............  In selecting investments, the Sub-Advisor primarily seeks to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the Sub-Advisor, undervalued or inexpensive relative to other similar investments. The Sub-Advisor's security selection will be based upon an analysis of a broad range of appropriate value metrics, including, among others, dividend yield, price-to-earnings ratios, valuation relative to asset values and a particular focus on cash flow generation and ability to service growing dividend streams over the course of investment. The Sub-Advisor will combine a quantitative screening process with qualitative analysis to assist in the selection of securities.

                      The Fund may invest in companies domiciled in any country that the Sub-Advisor believes to be appropriate to the Fund's objective. The Fund has no limits on the geographic asset distribution of its investments but intends to invest in a broad range of countries across Europe, Asia-Pacific and the Americas. Geographic asset allocation will be determined by factors such as income yields of different markets, macro economic analysis and relative valuations of different equity markets.

                      Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the Sub-Advisor believes that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization "value" stocks with a market capitalization greater than $3 billion (stocks of well-established, undervalued companies that the Sub-Advisor believes offer the potential for income and long term capital appreciation). The Sub-Advisor may, however, invest in smaller and less seasoned issuers and in stocks that are considered "growth" stocks. The Fund's sector allocations will be driven primarily by the stock selection process. Under normal circumstances, the Fund expects to be diversified across 6 to 10 sectors.

                      The Fund will generally consider selling a security when, in the Sub-Advisor's opinion, the share price of such security reflects fair value of the company, there is a risk of significant deterioration in the company's fundamentals, the company fails to meet performance expectations or a superior investment opportunity arises. Also, the Fund may consider selling a security as part of the Fund's regional rotation strategy described above.

                      The Fund may engage in active and frequent trading to achieve its investment objectives, and the Fund's regional rotation strategy may increase the rate of portfolio turnover. The Fund's portfolio turnover rate may be 100% or more.

INVESTMENT ADVISOR
AND SUB-ADVISOR.....  First Trust Advisors L.P. will be the Fund's investment advisor, responsible for the day-to-day management of the Fund's Option Strategy, supervising the Sub-Advisor, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Advisor, in consultation with the Sub-Advisor, also will be responsible for determining the Fund's overall investment strategy and overseeing its implementation. Henderson will be the Fund's sub-advisor and will be primarily responsible for the day-to-day management of the Fund's portfolio.

                      First Trust Advisors, a registered investment advisor, is an Illinois limited partnership formed in 1991. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $43 billion in assets which it managed or supervised as of September 30, 2011.

                      Henderson is a registered investment adviser and an indirect wholly owned subsidiary of Henderson Group plc. Henderson Group plc is the parent company of an asset management group managing approximately $102.2 billion in assets as of September 30, 2011 for institutional, retail and high net worth clients. In rendering investment advisory services, the Sub-Advisor has engaged and will use the resources of Henderson Investment Management Limited, a wholly owned registered investment adviser subsidiary of Henderson Group plc. See "Management of the Fund-Sub-Advisor" in this prospectus and "Sub-Advisor" in the SAI.

DISTRIBUTIONS ......  The Fund's present distribution policy, which may be changed at any time by the Board of Trustees, is to make a level dividend distribution each quarter to the Common Shareholders after payment of any interest on any outstanding borrowings or dividends on any outstanding Preferred Shares. The level dividend rate may be modified by the Board of Trustees from time to time. If, for all quarterly distributions, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the sum of all of the distributions for the taxable year, the difference will generally be a tax-free return of capital distributed from the Fund's assets. In addition, the Fund intends to distribute any net long-term capital gains, if any, to Common Shareholders as long-term capital gain dividends at least annually.

                      In general, the total distributions made in any taxable year (other than distributions of net capital gains) would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the

                      Common Shareholder's adjusted tax basis in the Common Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the Common Shares are held as capital assets). This distribution policy may, under certain circumstances, have adverse consequences to the Fund and its Common Shareholders, as described under "Distributions" and "Leverage Program."

                      Subject to certain terms and conditions, the Fund is entitled to rely on an exemption granted to the Advisor by the SEC from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder (the "Exemptive Relief"). The Exemptive Relief generally permits the Fund, subject to such terms and conditions, to make distributions of long-term capital gains with respect to its Common Shares more frequently than would otherwise be permitted under the 1940 Act (generally once per taxable year). The level distribution policy described above would only permit distributions of long-term capital gains to occur on an annual basis. To rely on the Exemptive Relief, the Fund must comply with the terms and conditions therein, which, among other things, would require the Board of Trustees of the Fund to approve the Fund's adoption of a distribution policy with respect to its Common Shares which calls for periodic distributions of an amount equal to a fixed percentage of the market price of the Fund's Common Shares at a particular point in time, or a fixed percentage of net asset value per Common Share at a particular point in time, or a fixed amount per Common Share, any of which could be adjusted from time to time. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. The Fund has no current intention to adopt such a distribution policy or implement the Exemptive Relief. The Exemptive Relief also permits the Fund to make distributions of long-term capital gains with respect to any Preferred Shares that may be issued by the Fund in accordance with such shares' terms. See "Distributions."

                      The Fund's initial distribution is expected to be declared approximately 30-60 days after the completion of this offering and paid approximately 60-90 days after the completion of this offering, depending on market conditions. Unless an election is made to receive dividends in cash, Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares through the Fund's dividend reinvestment plan. See "Dividend Reinvestment Plan."

                      If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and the Preferred Shares, if any, issued by the Fund in proportion to the total dividends paid to each class of shares for the year in which the income is realized. See "Distributions."

OPTION STRATEGY AND
OTHER STRATEGIC
TRANSACTIONS........  Option Strategy. The Option Strategy employed by the Fund will be implemented, executed and managed by the Advisor. As part of its Option Strategy, the Fund intends to employ a strategy of writing (selling) call options on selected international, regional or country indices, and/or on equity securities, with the underlying value of such calls having up to 50% of the value of its holdings of equity securities. The extent of the Fund's use of the Option Strategy may vary from time to time depending on market conditions and other factors. The Option Strategy is designed to enhance the Fund's income and reduce overall portfolio risk. However, there is no assurance that the Option Strategy will achieve its objectives.

                      Call options on individual securities are contracts representing the right to purchase the underlying security at a specified price (the "strike price") at or before a specified future date (the "expiration date"). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying security and the strike price, the volatility of the underlying security, and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the value of the underlying security over the strike price upon exercise. In effect, the Fund would forgo the potential appreciation in the underlying security over the strike price in exchange for the premium, although it would retain the risk of loss should the price of the underlying security decline. Therefore, the Fund's use of the Option Strategy will generally limit the Fund's ability to benefit from the full upside potential of the common stocks held in its portfolio.

                      As part of its Option Strategy, the Fund intends to write
                      (sell) call options primarily on equity indices. Equity index call options differ from options on individual securities in that: (i) the exercise of an index call option requires cash payment and does not involve the actual purchase or sale of securities; (ii) the holder of an index call option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option; and (iii) index call options reflect price fluctuations in a group of securities or segments of the securities markets rather than price fluctuations in a single security. In practice, the purchaser of an index call option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option, the Fund would forego, during the option's life, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the strike price of the call. However, the Fund would retain the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline.

                      Examples of indices upon which the Fund may write options include, but are not limited to: Euro Stoxx 50(R), CAC 40, DAX, FTSE 100, S&P 500(R), Nikkei 225, Hang Seng, KOSPI, and S&P/ASX 200.

                      The Fund generally will write call options with strike prices that are either at the market price of the underlying security or index at the time written ("at-the-money") or above the market price of the underlying security or index at the time written ("out-of-the-money"). Under normal market conditions, the Fund will write out-of-the-money call options where the strike price is up to 5% higher than the value of the underlying security or index at the time written, but reserves the flexibility to write options that are out-of-the-money to a greater or lesser extent based on market conditions and other factors. In addition to providing gains through the receipt of premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the underlying security or index held by the Fund up to the strike price of the option, but the Fund forgoes any appreciation above the strike price. The Fund will select written option positions with strike prices and maturities designed to capture total return through a combination of premiums and appreciation of the underlying securities or indices up to their strike prices. Under normal market conditions, the Fund will write call options with expiration dates of 0 to 130 days using a laddered expiration schedule. The Fund also reserves the flexibility to write "in-the-money" call options (i.e., with a strike price below the market value of the underlying security or index) or call options with expiration dates longer than 130 days.

                      The Fund will attempt to maintain written call option positions on selected international, regional or country indices whose price movements, taken in the aggregate, are correlated with the price movements of the Fund's portfolio. To the extent there is a lack of correlation and the indices underlying the Fund's written option positions appreciate more than the Fund's portfolio, this may result in losses, or limit gains, to the Fund. The Fund intends to "cover" call options on equity indices either by segregating liquid assets in an amount equal to its net obligation under the contract until the option expires or is closed out, or by entering into offsetting positions. The Fund's written call options on individual common stocks will be "covered" because the Fund will hold the underlying common stock in its portfolio throughout the term of the option. The Fund will not write options with respect to individual common stocks that are not held in the Fund's portfolio (i.e., "naked" options). If the Fund sells a common stock on which a call option has been written, the Fund will cover such option by either (i) segregating liquid assets in an amount equal to its net obligation under the contract until the option expires or is closed out or (ii) entering into offsetting positions.

                      In addition to writing call options as described above, the Advisor may employ additional option strategies. The Advisor expects to limit the use of these additional options strategies, and expects that writing call options on equity indices will be the primary option strategy employed by the Fund. These additional options strategies may include, but are not limited to, utilizing call spreads, purchasing put options or other types or combinations of options. A call spread involves writing a call option and the corresponding purchase of a call option on the same underlying common stock with the same expiration date, but with different strike prices. In entering into call spreads, the Fund generally will sell an at-the-money or slightly out-of-the-money call option and purchase an out-of-the-money call option that has a strike price higher than the strike price of the call option written by the Fund. The call spreads utilized by the Fund generally will generate less net option premium than from writing call options, but will limit the overall risk of the strategy (in rapidly rising markets) by capping the Fund's liability from the written call while simultaneously allowing for the potential upside above the strike price of the purchased call option. See "Risks--Derivatives Risk" in this prospectus and "Additional Information About the Fund's Investments and Investment Risks--Strategic Transactions Risk" in the SAI.

                      Other Strategic Transactions. In addition to the use of the Option Strategy, the Fund may, but is not required to, use other hedging and strategic transactions to seek to reduce interest rate risks arising from any use of leverage, to facilitate portfolio management and to mitigate risks, including, without limitation, interest rate, currency and credit risks and equity security price risk. Collectively, these transactions referred to above are "Strategic Transactions."

                      The Fund will generally seek to use other Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. See "Risks--Derivatives Risk" and "The Fund's Investments--Investment Practices--Option Strategy and Other Strategic Transactions" in this prospectus and "Additional Information About the Fund's Investments and Investment Risks--Strategic Transactions Risk" in the SAI.

TAX MATTERS ........  Distributions with respect to the Common Shares will constitute dividends to the extent of the Fund's current and accumulated earnings and profits, as calculated for U.S. federal income tax purposes. Such dividends generally will be taxable as ordinary income to Common Shareholders. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of Common Shareholders receiving such distributions. The Option Strategy may limit the amount of long-term capital gain recognized by the Fund. Distributions in excess of the Fund's current and accumulated earnings and profits would first be a tax-free return of capital to the extent of a Common Shareholder's adjusted tax basis in its Common Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the Common Shares are held as capital assets). In addition, a significant portion of the distributions generally will not constitute "qualified dividend income" for federal income tax purposes and thus will not be eligible for the lower tax rates on qualified dividend income. See "Tax Matters."

LEVERAGE PROGRAM ...  The Fund currently intends to use leverage through borrowings and/or through the issuance of commercial paper, notes or Preferred Shares in an aggregate amount of up to 15% of the Fund's Managed Assets after such borrowings and/or issuance. The Fund will not, however, be required to reduce leverage to the extent the above percentage limitation is exceeded as a result of a decline in the value of the Fund's assets. The Fund intends to leverage its assets through borrowings from banks and other financial institutions. It is expected that these borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Leverage creates a greater risk of loss, as well as potential for more gain, for the Common Shares than if leverage is not used. The Fund's leveraging strategy may not be successful. See "Risks--Leverage Risk." Subject to market conditions, approximately three months after completion of this offering, the Fund intends to establish a leverage program. Leverage instruments will have seniority over the Common Shares and may be secured by the assets of the Fund. The use of leverage will leverage your investment in the Common Shares. If the Fund uses leverage, associated costs will be borne immediately by Common Shareholders through a reduction of the NAV of the Common Shares. Costs associated with any borrowings would likely include legal fees, audit fees, structuring fees, commitment fees, and a usage (borrowing) fee.

                      Preferred Shares, if issued, may pay fixed or floating rate dividends based on short-term rates. Borrowings may be at a fixed or floating rate and generally will be based upon short-term rates.

                      So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with leverage exceeds the then current interest rate or dividend rate on the leverage, the Fund will generate more return or income than will be needed to pay such dividends or interest payments. In this event, the excess will be available to pay higher dividends to Common Shareholders. When leverage is employed, the NAV and market prices of the Common Shares and the yield to Common Shareholders will be more volatile.

                      There is no assurance that a leverage strategy will be utilized by the Fund or that, if utilized, it will be successful. See "Risks--Leverage Risk."

CUSTODIAN,
ADMINISTRATOR,
FUND ACCOUNTANT AND
TRANSFER AGENT .....  The Fund has retained The Bank of New York Mellon as custodian and BNY Mellon Investment Servicing (US) Inc. as administrator, fund accountant and transfer agent for the Fund. The Advisor and the Board of Trustees will be responsible for overseeing the activities of the custodian, administrator, fund accountant and transfer agent. See "Custodian, Administrator, Fund Accountant and Transfer Agent."

LISTING ............  The Fund intends to apply to list the Common  Shares on the New York Stock Exchange ("NYSE"). The trading or "ticker" symbol of the Common Shares is expected to be " ."

CLOSED-END
STRUCTURE ..........  Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

                      Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by NAV, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares of the Fund being greater than, less than or equal to, NAV.

                      The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is appropriate. As described in this prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Common Shares with respect to their NAV and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open-market repurchases or tender offers for the Common Shares at or near NAV or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. Investors should assume that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

SPECIAL RISK
CONSIDERATIONS .....  Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Risks."

                      No Operating History. The Fund is a newly organized, diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading. Shares of closed-end investment companies frequently trade at a discount from their NAV. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

                      Investment and Market Risk. An investment in the Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, a significant portion of which will be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund has been designed primarily as a long-term investment vehicle and is not intended to be used as a short-term trading vehicle.

                      Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. As a result, the cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. Due to these factors, issuers of securities in which the Fund may invest may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, such companies in which the Fund may invest may not be able to meet their obligations as they come due. Moreover, without adequate funding, such companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

                      The recent instability in the financial markets has led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund may invest, or the issuers of such securities, in ways that are unforeseeable and on an "emergency" basis with little or no notice with the consequence that some market participants' ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate the nation's or the world's current economic difficulties.

                      Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The NAV per Common Share will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets will generally be considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be affected by factors such as NAV, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Shares, stability of dividends or distributions, trading volume of the Common Shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

                      Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Advisor and Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                      In addition, the implementation of the Fund's investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

                      Potential Conflicts of Interest Risk. First Trust Advisors, Henderson and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust Advisors and Henderson may manage and/or advise other investment funds or accounts with the same investment objectives and strategies as the Fund. As a result, First Trust Advisors, Henderson and the Fund's portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. First Trust Advisors, Henderson and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

                      The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to First Trust Advisors or Henderson which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, First Trust Advisors or its affiliates may provide more services to some types of funds and accounts than others.

                      There is no guarantee that the policies and procedures adopted by First Trust Advisors, Henderson and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that First Trust Advisors and/or Henderson may manage or advise from time to time. For further information on potential conflicts of interest, see "Investment Advisor" and "Sub-Advisor" in the SAI.

                      Foreign Investment and Emerging Markets Risk. The Fund will invest in a portfolio of global equity securities and may invest up to 25% of its Managed Assets in securities issued by companies located in countries with emerging markets. Foreign (non-U.S.) investments may be subject to greater risk than U.S. investments for many reasons, including changes in currency exchange rates and unstable political, social and economic conditions, which may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against foreign government issuers. Foreign (non-U.S.) investments may also be subject to the risks of a lack of adequate or accurate company information, smaller, less liquid and more volatile securities markets, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment and currency transfers. Because of less developed markets and economies, potentially leading to less liquidity and increased price volatility and, in some countries, less mature governments and governmental institutions, potentially leading to greater risks of expropriation, confiscatory taxation and national policies that may restrict the repatriation of cash or the Fund's investments in general. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets. Investments in foreign issuers may also decrease the Fund's ability to borrow against its assets. For these and other reasons, investments in emerging markets are often considered speculative.

                      The Fund may invest in sovereign debt securities. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair the debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

                      The securities of foreign issuers in which the Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and related depository instruments, American Depositary Shares ("ADSs"), European Depositary Shares ("EDSs"), Global Depositary Shares ("GDSs"), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. ADRs, EDRs, GDRs, ADSs, EDSs, GDSs and related securities are depositary instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the U.S. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depositary instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

                      Foreign (non-U.S.) Currency Risk. The Fund's Common Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a significant portion of the Fund's assets may be denominated in foreign (non-U.S.) currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, the value of the Fund's assets and income could be adversely affected by currency exchange rate movements.

                      Asia-Pacific Risk. The Fund will invest in securities issued by companies operating in the Asia-Pacific region. The Fund is more susceptible to the economic, market, regulatory, political, natural disasters and local risks of the Asia-Pacific region than a fund that is more geographically diversified. The region has historically been highly dependent on global trade, with nations taking strong roles in both the importing and exporting of goods, and this dependency on global growth may create additional risk. The respective stock markets in the region tend to have a larger prevalence of smaller companies that are inherently more volatile and less liquid than larger companies. Varying levels of accounting and disclosure standards, restrictions on foreign ownership, minority ownership rights, and corporate governance standards are also common for the region. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant economic effect on the entire Asia-Pacific region.

                      Europe Risk. The Fund will invest in securities issued by companies operating in Europe. The Fund is therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. The Economic and Monetary Union of the EU requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. The economies of Europe are highly dependent on each other, both as key trading partners and, in many cases, as fellow members maintaining the euro. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and major trading partners outside Europe. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal.

                      Smaller and Less Seasoned Companies Risk. The Fund does not have a specific policy regarding the market capitalization of the companies in which it invests. The Fund may invest in securities issued by smaller companies and less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

                      Common Stock Risk. The Fund will invest in common stocks in pursuing its investment objectives and policies. The market price of common stocks may go up or down sometimes rapidly or unpredictably. The value of common stocks may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. The values of common stocks may also decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Common stock prices may also decline in value due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Common stocks generally have greater price volatility than bonds and other debt securities.

                      The Fund may invest in both common stocks of companies that the Sub-Advisor believes will experience relatively rapid earnings growth (growth securities) and common stocks of companies that the Sub-Advisor believes are selling at a price lower then their true value (value securities). Growth securities typically trade at higher multiples of current earnings that other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies whose securities are considered value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If the Sub-Advisor's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the Sub-Advisor anticipates.

                      Debt Securities Risk. In pursuing its investment objectives and policies, the Fund may invest up to 25% of its Managed Assets in debt securities, including, but not limited to, investment grade bonds, high-yield corporate bonds, sovereign debt and secured corporate loans. The markets for credit instruments, including high-yield corporate debt securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Liquidity in the high-yield corporate debt securities market (the ability to buy and sell bonds readily) has been significantly reduced. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including high-yield corporate debt securities and asset-backed securities. In addition, during 2008, several major dealers of high-yield corporate debt securities exited the market via acquisition or bankruptcy. These conditions resulted in, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund's books. Sales of large blocks of securities by market participants, such as the

                      Fund, that are seeking liquidity can further reduce security prices in an illiquid market. The Fund may seek to make sales of large blocks of securities as part of its investment strategy.

                      Because of the current conditions in the credit markets, issuers of debt securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. The worsening general economic conditions have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole. The reduced willingness of some lenders to extend credit, in general, may make it more difficult for issuers of debt instruments, including issuers of high-yield corporate debt securities to finance their operations. These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of the issuers of securities owned by the Fund to make payments of principal and interest when due, and lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund's NAV. In addition to the risks described elsewhere in this section with respect to issuers and liquidity, debt securities, including high-yield debt securities, are also subject to certain risks, including:

                        o Interest Rate Risk. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Market value generally falls further for securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security's duration and further reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the average maturity of the Fund's debt securities is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

                        o Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayments in lower yielding securities, which may result in a decline in the Fund's income and distributions to Common Shareholders. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. If the Fund bought a security at a premium, the premium could be lost in the event of a prepayment.

                        o Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

                        o Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for debt securities trading. Debt securities generally trade on an "over-the-counter" market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a debt security is sold in the market, the amount received by the Fund is less than the value of such debt security carried on the Fund's books.

                      Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or the issuer thereof will fail to pay interest or repay principal when due. The Fund may invest up to 15% of its Managed Assets in debt securities that are rated below-investment grade at the time of purchase. Below-investment grade debt securities are securities rated below "BBB-" by S&P or Fitch, or below "Baa3" by Moody's, or comparably rated by another NRSRO or, if unrated, determined by the Sub-Advisor to be of comparable credit quality at the time of investment. In the event that a security receives different ratings from different NRSROs (such securities are commonly referred to as "split-rated securities"), the Fund will treat the security as being rated in the lowest rating category received from an NRSRO. Below-investment grade securities are commonly referred to as "high-yield" securities or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield debt securities; (v) volatility; and (vi) liquidity.

                      Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of debt securities held by the Fund, thereby reducing the value of your investment in the Fund's Common Shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Advisor's or Sub-Advisor's judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below-investment grade debt securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

                      Adverse changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments for a high-yield issuer than they are for an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the current economic downturn continues longer than corporate managers anticipate or prepare for, that could similarly affect many issuers.

                      The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between bid and asked prices is generally much larger for high-yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the

                      Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

                      Preferred Stock Risk. In addition to equity securities risk and credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, the Fund may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer's call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated of bonds and other debt securities in an issuer's capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

                      Convertible Securities Risk. Convertible securities are securities that may be converted either at a stated price or at a stated rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Fund because the Fund purchases such securities for their equity characteristics.

                      Leverage Risk. The Fund intends to utilize leverage in an aggregate amount of up to approximately 15% of the Fund's Managed Assets. The Fund will not, however, be required to reduce leverage to the extent the above percentage limitation is exceeded as a result of a decline in the value of the Fund's assets. Pursuant to the provisions of the 1940 Act, the Fund may borrow an amount up to 33-1/3% of its Managed Assets less all liabilities other than borrowing or may issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds from leverage). Leverage instruments will have seniority over the Common Shares and may be secured by the assets of the Fund. The Fund intends to leverage its assets through borrowings from banks and other financial institutions. It is expected that these borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

                        o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

                        o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

                        o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

                        o when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

                      The Fund may continue to use leverage if the benefits to the Fund's shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

                      Derivatives Risk. There are various risks associated with the Fund's Option Strategy. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security over the strike price upon exercise. In effect, the Fund would forgo, during the life of the option, the opportunity to profit from increase in the market value of the portfolio security covering the option above the sum of the premium and the strike price of the call option but would retain the risk of loss should the price of the underlying security decline. Therefore, the Fund's use of the Option Strategy will generally limit the Fund's ability to benefit from the full upside potential of the common stocks held in its portfolio.

                      The Fund intends to write (sell) call options on equity indices. Equity index call options differ from options on individual securities in that: (i) the exercise of an index call option requires cash payment and does not involve the actual purchase or sale of securities; (ii) the holder of an index call option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option; and (iii) index call options reflect price fluctuations in a group of securities or segments of the securities markets rather than price fluctuations in a single security. In practice, the purchaser of an index call option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option, the Fund would forego, during the option's life, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the strike price of the call. However, the Fund would retain the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline. Distributions paid by the Fund to its Common Shareholders may be derived in part from the net index option premiums it receives from writing index call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short-term and long-term.

                      The Fund's use of additional options strategies such as call spreads generally will generate less net option premium than from writing call options on individual common stocks and equity indices. The ability to successfully use call spreads and other options strategies depends on the Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of call spreads may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

                      The value of options written by the Fund, which will be priced daily, are determined by trading activity in the broad options market and will be affected by, among other factors, changes in the value of the underlying security or index in relation to the strike price, changes in dividend rates of the underlying security, changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security or index, and the time remaining until the expiration date. The value of options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid.

                      There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or The Options Clearing Corporation ("OCC") to handle current trading volume; or (vi) the decision of one or more exchanges at some future date to discontinue the trading of options (or a particular class or series of options) for economic or other reasons. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange would continue to be exercisable in accordance with their terms. To the extent that the Fund utilizes unlisted (or "over-the-counter") options, the Fund's ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

                      The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of options might reduce the Fund's capital appreciation potential on underlying securities held by the Fund.

                      The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write may be affected by options written by other investment advisory clients of the Advisor, Sub-Advisor or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

                      In addition to the Option Strategy, the Fund may enter into total return swaps, credit default swaps or other types of swaps, options, futures, forwards and combinations thereof and related derivatives for the purpose of hedging and currency, interest rate, credit and equity security risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used for investment purposes or as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it. Furthermore, the ability to successfully use hedging and interest rate transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and currency, interest rate, credit and equity security risk management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and strategic transactions are not otherwise available to the Fund for investment purposes.

                      Congress has recently enacted the Restoring American Financial Stability Act of 2010 (the "Financial Stability Act"). The Financial Stability Act will likely impact the use of certain derivatives by entities, which may include the Fund, and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that contributed to the 2008 financial market crisis. The legislation is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability. Such legislation or policies may impact or restrict the Fund's ability to use certain Strategic Transactions and/or increase the costs of entering into and/or maintaining certain Strategic Transactions.

                      Interest Rate Risk. The level of premiums from covered call option writing and the amounts available for distribution from the Option Strategy may decrease in declining interest rate environments. The value of the Fund's common stock investments may also be influenced by changes in interest rates. When interest rates rise, the market value of such securities generally will fall. To the extent that the Fund invests in preferred stocks, the NAV and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk.

                      Issuer Risk. The value of the securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

                      Dividend and Income Risk. The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments as well as the gains the Fund receives from writing options and selling portfolio securities, each of which can vary widely over the short and long-term. The dividend income from the Fund's investments in common stocks and preferred stocks, if any, will be influenced by both general economic activity and issuer specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, the issuers of the common stocks and preferred stocks held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, distribution rates on debt instruments in which the Fund invests, and Common Shareholders' income from the Fund, would likely decline as well. See "Distributions" for a description of other risks associated with the level, timing and character of the Fund's distributions.

                      REIT Risk. The Fund may invest in equity securities issued by REITs. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including: (i) rising interest rates; (ii) changes in the national, state and local economic climate and real estate conditions; (iii) perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; (iv) the ability of the owners to provide adequate management, maintenance and insurance; (v) the cost of complying with the Americans with Disabilities Act; (vi) increased competition from new properties; (vii) the impact of present or future environmental legislation and compliance with environmental laws; (viii) changes in real estate taxes and other operating expenses; (ix) adverse changes in governmental rules and fiscal policies; (x) adverse changes in zoning laws; and (xi) other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions, however, will not generally qualify for favorable treatment as qualified dividend income.

                      Corporate Loan Risk. The Fund may invest in corporate loans. Corporate loans have the most senior position in a borrower's capital structure or share the senior position with other senior debt securities of the borrower ("Corporate Loans"). Investing in Corporate Loans involves investment risk, and some borrowers may default on their loan payments. The Sub-Advisor attempts to manage these risks through careful analyses and monitoring of borrowers. However, there is less readily available, reliable information about most Corporate Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments, and the Sub-Advisor relies primarily on its own evaluation of borrower credit quality rather on any available independent source. As a result, the Fund is particularly dependent on the analytical abilities of the Sub-Advisor. Corporate Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Corporate Loans. As a result, Corporate Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities may be more volatile than the market for liquid securities. The market could be disrupted in the event of an economic downturn or a substantial increase or decrease in the interest rates. The Fund may acquire Corporate Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Corporate Loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio Corporate Loans of borrowers that have filed for bankruptcy protection. Because of the protective terms of Corporate Loans, the Sub-Advisor believes that the Fund is more likely to recover more of its investment in a defaulted Corporate Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Corporate Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position. Uncollateralized Corporate Loans involve a greater risk of loss.

                      Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the options purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the instrument in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

                      Failure to Qualify as a Regulated Investment Company. If, in any year, the Fund fails to qualify as a regulated investment company ("RIC") under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment. If the Fund fails to qualify as a RIC, distributions, to the extent paid out of earnings and profits, to the Fund's Common Shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders (for taxable years beginning on or before December 31, 2012), and (ii) for the dividends received deduction in the case of corporate shareholders. See "Tax Matters."

                      Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it may exceed 100% under normal circumstances, but may be higher or lower in certain periods. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income when distributed to the Fund's Common Shareholders. A high portfolio turnover may also increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments--Investment Practices--Portfolio Turnover" and "Tax Matters."

                      Market Disruption and Geopolitical Risk. The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. The ongoing U.S. military and related action in Iraq and Afghanistan and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Fund's Common Shares. High-yield securities tend to be more volatile than higher-rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high-yield securities than on higher-rated securities. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

                      Illiquid/Restricted Securities Risk. The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Advisor's and the Sub-Advisor's judgment may each play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

                      Anti-Takeover Provisions. The Fund's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust and By-Laws" and "Risks--Anti-Takeover Provisions."

                      Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio. There is currently great uncertainty among policy makers and economists about whether the U.S. economy is facing a period of inflation or deflation, and the severity thereof.

                      Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Henderson. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                      Secondary Market for the Fund's Common Shares. The issuance of Common Shares through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

                            SUMMARY OF FUND EXPENSES

   The following table assumes the use of leverage in the form of bank loan facilities in an amount equal to 15% of the Fund's Managed Assets and shows Fund expenses as a percentage of net assets attributable to Common Shares. The "Other expenses" shown in the table for the current fiscal year are based on estimated amounts.

SHAREHOLDER TRANSACTION EXPENSES
     Sales load paid by you (as a percentage of offering price) ......................................    4.50%
     Offering expenses borne by the Fund (as a percentage of offering price)..........................     .20%(1)(2)
     Dividend reinvestment plan fees..................................................................     None(3)

                                                                                              PERCENTAGE OF NET ASSETS
                                                                                            ATTRIBUTABLE TO COMMON SHARES
                                                                                            -----------------------------
ANNUAL EXPENSES
     Management fees(4) ..............................................................................    1.05%
     Interest on borrowed funds(5) ...................................................................        %
     Other expenses...................................................................................        %
                                                                                                          -----
          Total annual expenses.......................................................................        %
                                                                                                          =====

   (1) The Advisor and Sub-Advisor have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than the sales load) that exceed 0.20% (or $0.05 per Common Share) of the Fund's
       aggregate offering price. Assuming the Fund issues        Common Shares
       ($     ), the Fund's offering costs are estimated to be $    . Of this
       amount, the Fund, and therefore Common Shareholders, will bear $    , or
       $0.05 per Common Share, and the Advisor and Sub-Advisor will bear $    .

   (2) The Advisor and the Sub-Advisor (and not the Fund) have agreed to pay
       from their own assets a structuring fee and syndication fee to       and
               . Each of the Advisor and the Sub-Advisor will be responsible for one-half of such additional compensation and fees. See "Underwriters."

   (3) You will pay brokerage charges if you direct BNY Mellon Investment Servicing (US) Inc., as agent for the Common Shareholders, to sell your Common Shares held in a dividend reinvestment account.

   (4) Represents the aggregate fee payable to the Advisor (a portion of which is paid by the Advisor to the Sub-Advisor).

   (5) Interest on borrowed funds is based upon assumed borrowings of $       at
       an annual interest rate of    %.

   The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under "Total annual expenses" assume that the Fund issues approximately Common Shares. If the Fund issues fewer shares, "Total annual expenses" will be higher. See "Management of the Fund" and "Dividend Reinvestment Plan."

EXAMPLE

   The following example illustrates the expenses (including the sales load of $45 and estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses
of     % of net assets attributable to Common Shares and (2) a 5% annual return.

            1 YEAR      3 YEARS      5 YEARS        10 YEARS

               $           $            $               $

  * The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

                                    THE FUND

   The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on October 12, 2011, as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration of Trust"). As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 120 East Liberty Drive, Wheaton, Illinois 60187, and its telephone number is (630) 765-8000. Investment in the Fund involves certain risks and special considerations. See "Risks."


                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately $
($     if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs. The Advisor and Sub-Advisor have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than the sales load) that exceed 0.20% (or $0.05 per Common Share) of the Fund's aggregate offering price. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. The Fund expects it will be able to invest substantially all of the net proceeds in securities that meet the Fund's investment objectives and policies within 45 to 60 days after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in cash or cash equivalents.


                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

   The Fund's primary investment objective is to seek current income. The Fund's secondary investment objective is capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved.

   The Fund's investment objectives and the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days' prior written notice of any such change adopted by the Board of Trustees. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a "majority of the outstanding voting securities" means: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) more than 50% of the shares, whichever is less.

   For a more complete discussion of the Fund's portfolio composition, see "Portfolio Composition."

INVESTMENT PHILOSOPHY AND PROCESS

   Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets in a portfolio of income-producing equity securities of issuers located throughout the world, including the U.S.

   The Fund expects that its investments will normally be invested across a broad range of countries, industries and market sectors. The Fund expects to be diversified geographically with investments in Europe, Asia-Pacific and the Americas. Equity securities in which the Fund anticipates investing include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in equity REITs. The Fund will seek to invest in approximately 50 to 80 securities, under normal market conditions, in order to reduce the Fund's exposure to individual stock risk.

   In addition to the primary investment strategies described above, the Fund may invest to a limited extent and engage in certain other investment practices, as follows:

      o The Fund may invest up to 25% of its Managed Assets in debt securities, of which up to 15% of the Fund's Managed Assets may be invested in below-investment grade debt securities, commonly known as "junk bonds."

      o The Fund may invest up to 25% of its Managed Assets in securities of issuers in emerging countries.

      o The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

      o The Fund will not invest more than 5% of its Managed Assets in any single security.

   Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund's portfolio securities. The percentage allocation of the Fund's portfolio securities may vary depending on Henderson's assessment of market conditions and the relative attractiveness of such investment opportunities.

   In advancement of its investment objectives, the Fund will employ a strategy of writing (selling) covered call options on selected international, regional, or country equity indices or futures, and/or equity securities on up to 50% of the value of its holdings of equity securities (the "Option Strategy"). The Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Common Shareholders and reduce overall portfolio risk. The Fund generally will write "at-the-money" or "out-of-the-money" call options with strike prices that are at or up to 5% higher than the market price of the underlying security at the time written.

   The Fund may also sell dividend yielding common stocks in its portfolio for a variety of reasons, such as to secure gains, to limit losses, to re-deploy assets into opportunities it believes are more promising and to meet obligations arising out of the Option Strategy. The Sub-Advisor currently anticipates utilizing a regional rotation strategy on up to 25% of the Fund's portfolio on an annual basis, whereby the Fund may sell common stock that has gone ex-dividend in one region to purchase another common stock in another region that is about to pay a dividend. By entering into such a series of trades, the Sub-Advisor would seek to supplement the amount of dividend income available to the Fund.

   The Sub-Advisor will be responsible for security selection and the overall portfolio construction. The Advisor will be responsible for implementing the Option Strategy.

   In selecting investments, the Sub-Advisor primarily seeks to identify companies with attractive long-term business prospects that generate cash and produce attractive levels of dividend income, and which are, in the opinion of the Sub-Advisor, undervalued or inexpensive relative to other similar investments. The Sub-Advisor's security selection will be based upon an analysis of a broad range of appropriate value metrics, including, among others, dividend yield, price-to-earnings ratios, valuation relative to asset values and a particular focus on cash flow generation and ability to service growing dividend streams over the course of investment.

   The Fund may invest in companies domiciled in any country that the Sub-Advisor believes to be appropriate to the Fund's objective. The Fund has no limits on the geographic asset distribution of its investments but intends to invest in a broad range of countries across Europe, Asia-Pacific and the Americas. Geographic asset allocation will be determined by factors such as income yields of different markets, macro economic analysis and relative valuations of different equity markets.

   Although the Fund does not have a specific policy regarding the growth/value orientation or market capitalization of the companies in which it invests, the Sub-Advisor believes that focusing on income-producing equity securities will tend to lead to investments in mid-to-large capitalization "value" stocks with a market capitalization greater than $3 billion (stocks of well-established, undervalued companies that the Sub-Advisor believes offer the potential for income and long term capital appreciation). The Sub-Advisor may, however, invest in smaller and less seasoned issuers and in stocks that are considered "growth" stocks. The Fund's sector allocations will be driven primarily by the stock selection process. Under normal circumstances the Fund expects to be diversified across 6 to 10 sectors.

   The Fund will generally consider selling a security when, in the Sub-Advisor's opinion, the share price of such security reflects fair value of the company, there is a risk of significant deterioration in the company's fundamentals, the company fails to meet performance expectations or a superior investment opportunity arises. Also, the Fund may consider selling a security as part of the Fund's regional rotation strategy described above.

   The Fund may engage in active and frequent trading to achieve its investment objectives, and the Fund's regional rotation strategy may increase the rate of portfolio turnover. The Fund's portfolio turnover rate may be 100% or more.

PORTFOLIO COMPOSITION

   The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

   Common Stock. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.

   Preferred Stock. Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the issuer. Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of an issuer's common stock. Some preferred stock offers a fixed rate of return with no maturity date, which, because they never mature, act like long-term bonds, can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders generally have no voting rights, or their voting rights are limited to certain extraordinary transactions or events.

   Derivatives. In implementing the Fund's Option Strategy, the Advisor will "sell" or "write" call options on selected international, regional, or country equity indices or futures, and/or equity securities on up to 50% of the value of its holdings of equity securities. See "Investment Philosophy and Process" above and "Investment Practices" below for a description of these instruments and "Risks--Derivatives Risk" for a description of related risks.

   Generally, derivatives such as call options are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, individual securities, interest rates, currencies and related indices. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See "Risks--Derivatives Risk." See "Additional Information About the Fund's Investments and Investment Risks--Strategic Transactions Risk" in the SAI for additional information about these derivative instruments that the Fund may use and the risks associated with such instruments.

   The Fund intends to "cover" call options on equity indices either by segregating liquid assets in an amount equal to its net obligation under the contract until the option expires or is closed out, or by entering into offsetting positions. The Fund intends to write (sell) "covered" call options on individual common stocks by holding the underlying common stock in its portfolio throughout the term of the option or by segregating liquid assets in an amount equal to its net obligation under the option contract. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirement under the 1940 Act.

   There is no assurance that the Fund's Option Strategy will be available at any time or that the Option Strategy will be successful. Income generated from the Option Strategy will not be eligible to be treated as qualified dividend income eligible for favorable tax treatment. See "Tax Matters."

   The Fund may also, to a lesser extent, seek to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, including the effective yield paid on any leverage issued by the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. See "--Investment Practices" below.

   Non-U.S. Securities. The Fund will invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies. Because evidences of ownership of such securities usually are held outside the United States, the Fund would be subject to additional risks if it invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of distributions on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

   REITs. The Fund may invest in equity securities issued by REITs. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares.

   Debt Securities. The Fund may invest up to 25% of its Managed Assets in debt securities, including, but not limited to, investment grade bonds, high-yield corporate bonds, sovereign debt and secured Corporate Loans. Debt securities may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a debt security is unsecured, it is known as a debenture. Holders of debt securities, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on debt securities may be fixed or floating, or the securities may be zero coupon debt securities which pay no interest. Interest on debt securities is typically paid semi-annually and is fully taxable to the holder of the debt securities. Debt securities contain elements of both interest rate risk and credit risk. The market value of a debt security generally may be expected to rise and fall inversely with changes in interest rates and may also be affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the marketplace. Debt securities issued by corporations usually yield more than government or agency bonds due to the presence of credit risk.

   Below-Investment Grade Securities. The Fund may invest up to 15% of its Managed Assets in debt securities that are rated below-investment grade at the time of purchase. The Fund will generally limit the investment of its Managed Assets in securities rated below "B-" by S&P or Fitch, below "B3" by Moody's, comparably rated by another NRSRO or, if unrated, determined by the Sub-Advisor to be of comparable quality at the time of purchase to no more than 15% of the Fund's Managed Assets. The ratings of a rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields.

   If a security owned by the Fund is subsequently downgraded, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Advisor will consider what action, including the sale of such security, is in the best interest of the Fund and its Common Shareholders.

   Because the risk of default is higher for below-investment grade securities than investment grade securities, the Sub-Advisor's research and credit analysis will be an especially important part of managing securities of this type. The Sub-Advisor will attempt to identify those issuers of below-investment grade securities whose financial condition the Sub-Advisor believes are adequate to meet future obligations or who have improved or are expected to improve in the future.

   Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations, such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

   Corporate Loans. The Fund may invest in Corporate Loans. Corporate Loans have the most senior position in a borrower's capital structure or share the senior position with other senior debt securities of the borrower. This capital structure position generally gives holders of Corporate Loans a priority claim on some or all of the borrower's assets in the event of default. Most of the Fund's Corporate Loans investments will be secured by specific assets of the borrower. Corporate Loans also have contractual terms designed to protect lenders. The Fund generally acquires Corporate Loans of borrowers that, in the Sub-Advisor's judgment, can make timely payments on their Corporate Loans and that satisfy other credit standards established by the Sub-Advisor.

   Certificates of Deposit. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

   Fixed Time Deposits. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

   Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

   Zero Coupon Securities and Payment-In-Kind Securities. The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash.

   Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

   Illiquid and Restricted Securities. The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Investments currently considered to be illiquid include, among others, repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options and other derivatives. In the absence of readily available market quotations, the Board of Trustees, a committee appointed by the Fund's Board of Trustees or a designee of the Board of Trustees will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

   Other Securities. New financial products continue to be developed, and the Fund may invest in any products that may be developed to the extent consistent with its investment objectives and the regulatory and federal tax requirements applicable to investment companies.

   Short-Term Investments; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the Common Shares are being invested, during periods in which the Fund invests temporarily available cash, or during periods in which the Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

INVESTMENT PRACTICES

   Option Strategy and Other Strategic Transactions. The Option Strategy employed by the Fund will be implemented, executed and managed by the Advisor. As part of its Option Strategy, the Fund intends to employ a strategy of writing (selling) call options on selected international, regional or country indices, and/or on equity securities, with the underlying value of such calls having up to 50% of the value of its holdings of equity securities. The extent of the Fund's use of the Option Strategy may vary from time to time depending on market conditions and other factors. The Option Strategy is designed to enhance the Fund's income and reduce overall portfolio risk. However, there is no assurance that the Option Strategy will achieve its objectives.

   Call options on individual securities are contracts representing the right to purchase the underlying security at a specified price (the "strike price") at or before a specified future date (the "expiration date"). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying security and the strike price, the volatility of the underlying security, and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the value of the underlying security over the strike price upon exercise. In effect, the Fund would forgo the potential appreciation in the underlying security over the strike price in exchange for the premium, although it would retain the risk of loss should the price of the underlying security decline. Therefore, the Fund's use of the Option Strategy will generally limit the Fund's ability to benefit from the full upside potential of the common stock held in its portfolio.

   As part of its Option Strategy, the Fund intends to write (sell) call options primarily on equity indices. Equity index call options differ from options on individual securities in that: (i) the exercise of an index call option requires cash payment and does not involve the actual purchase or sale of securities;
(ii) the holder of an index call option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option; and (iii) index call options reflect price fluctuations in a group of securities or segments of the securities markets rather than price fluctuations in a single security. In practice, the purchaser of an index call option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option, the Fund would forego, during the option's life, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the strike price of the call. However, the Fund would retain the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline.

   Examples of indices upon which the Fund may write options include, but are not limited to: Euro Stoxx 50(R), CAC 40, DAX, FTSE 100, S&P 500(R), Nikkei 225, Hang Seng, KOSPI, and S&P/ASX 200.

   The Fund generally will write call options with strike prices that are either at the market price of the underlying security or index at the time written ("at-the-money") or above the market price of the underlying security or index at the time written ("out-of-the-money"). Under normal market conditions, the Fund will write out-of-the-money call options where the strike price is up to 5% higher than the value of the underlying security or index at the time written, but reserves the flexibility to write options that are out-of-the-money to a greater or lesser extent based on market conditions and other factors. In addition to providing gains through the receipt of premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the underlying security or index held by the Fund up to the strike price of the option, but the Fund forgoes any appreciation above the strike price. The Fund will select written option positions with strike prices and maturities designed to capture total return through a combination of premiums and appreciation of the underlying securities or indices up to their strike prices. Under normal market conditions, the Fund will write call options with expiration dates of 0 to 130 days using a laddered expiration schedule. The Fund also reserves the flexibility to write "in-the-money" call options (i.e., with a strike price below the market value of the underlying security or index) or call options with expiration dates longer than 130 days.

   The Fund will attempt to maintain written call option positions on selected international, regional or country indices whose price movements, taken in the aggregate, are correlated with the price movements of the Fund's portfolio. To the extent there is a lack of correlation and the indices underlying the Fund's written option positions appreciate more than the Fund's portfolio, this may result in losses, or limit gains, to the Fund. The Fund intends to "cover" call options on equity indices either by segregating liquid assets in an amount equal to its net obligation under the contract until the option expires or is closed out, or by entering into offsetting positions. The Fund's written call options on individual common stocks will be "covered" because the Fund will hold the underlying common stock in its portfolio throughout the term of the option. The Fund will not write options with respect to individual common stocks that are not held in the Fund's portfolio (i.e., "naked" options). If the Fund sells a common stock on which a call option has been written, the Fund will cover such option by either (i) segregating liquid assets in an amount equal to its net obligation under the contract until the option expires or is closed out or (ii) entering into offsetting positions.

   In addition to writing call options as described above, the Advisor may employ additional option strategies. The Advisor expects to limit the use of these additional options strategies, and expects that writing call options on equity indices will be the primary option strategy employed by the Fund. These additional options strategies may include, but are not limited to, utilizing call spreads, purchasing put options or other types or combinations of options. A call spread involves writing a call option and the corresponding purchase of a call option on the same underlying common stock with the same expiration date, but with different strike prices. In entering into call spreads, the Fund generally will sell an at-the-money or slightly out-of-the-money call option and purchase an out-of-the-money call option that has a strike price higher than the strike price of the call option written by the Fund. The call spreads utilized by the Fund generally will generate less net option premium than from writing call options, but will limit the overall risk of the strategy (in rapidly rising markets) by capping the Fund's liability from the written call while simultaneously allowing for the potential upside above the strike price of the purchased call option. See "Risks--Derivatives Risk" in this prospectus and "Additional Information About the Fund's Investments and Investment Risks--Strategic Transactions Risk" in the SAI.

   In addition to the use of the Option Strategy, the Fund may, but is not required to, use other hedging and strategic transactions described below to seek to reduce interest rate risks arising from any use of leverage by the Fund, to facilitate portfolio management and mitigate risks, including without limitation interest rate, currency and credit risks and equity security price risk. The Fund currently expects to write (or sell) covered call options on its Managed Assets. Collectively, all of the above are referred to as "Strategic Transactions." Hedging and strategic transactions are generally accepted under modern portfolio management theory and are regularly used by many investment companies and other institutional investors. Although the Sub-Advisor will seek to use such practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result.

   The Fund currently expects to utilize hedging techniques such as interest rate swaps, caps, floors or collars or credit transactions and credit default swaps (or any combination thereof) to mitigate potential interest rate risk on a portion of its leverage instruments. Such interest rate and credit hedges would principally be used to protect the Fund against higher costs on the Fund's leverage instruments resulting from increases in short-term interest rates. The Fund anticipates that the majority of the Fund's interest rate hedges will be interest rate swap contracts with financial institutions. The Fund also expects to enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a currency forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A currency forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set (or determined pursuant to parameters set) at the time of the contract. Currency forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

   Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. See "Risks--Derivatives Risk" in the prospectus and "Additional Information About the Fund's Investments and Investment Risks--Strategic Transactions Risk" in the SAI for a more complete discussion of Strategic Transactions and their risks.

   Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it may exceed 100% under normal circumstances, but may be higher or lower in certain periods. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income when distributed to the Fund's Common Shareholders. In addition, high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as taxable dividends for federal income tax purposes. See "Tax Matters."


                                LEVERAGE PROGRAM

   The Fund intends to use leverage in an aggregate amount of up to 15% of the Fund's Managed Assets after such borrowings and/or issuance. The Fund will not, however, be required to reduce leverage to the extent the above percentage limitation is exceeded as a result of a decline in the value of the Fund's assets. The Fund intends to leverage its assets through borrowings from banks and other financial institutions. It is expected that these borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. Any use of leverage by the Fund will be consistent with the provisions of the 1940 Act. The leverage would have complete priority upon distribution of assets over Common Shares and may be secured by the assets of the Fund. The issuance of leverage would leverage the Common Shares. Although the timing of any leverage and the terms of the leverage would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds derived from any leverage offering in securities consistent with the Fund's investment objectives and policies. If Preferred Shares are issued, they may pay fixed or floating rate dividends based on shorter term interest rates. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of return than if the Fund were not leveraged.

   Leverage creates risk for the Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate of return than the costs of leverage, which would enhance returns to Common Shareholders. The fees paid to the Advisor and Sub-Advisor will be calculated on the basis of the Managed Assets, including proceeds from borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing leverage, the investment advisory and sub-advisory fees payable to the Advisor and Sub-Advisor, respectively, will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks--Leverage Risk."

   The Fund's Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

   The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

   Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Advisor from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

   Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include more stringent asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

   The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

   Assuming that the leverage will represent approximately 15% of the Fund's Managed Assets and pay dividends or interest at an annual combined average rate of %, the return generated by the Fund's portfolio (net of estimated expenses) must exceed % in order to cover the dividend or interest payments specifically related to the leverage. Of course, these numbers are merely estimates used for illustration. Actual dividend or interest rates on the leverage will vary frequently and may be significantly higher or lower than the rate estimated above.

   The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

   The table further reflects the issuance of leverage representing 15% of the Fund's Managed Assets, and the Fund's currently projected annual dividend or
interest on its leverage of    %.

     Assumed Portfolio Total Return (Net of Expenses) ............   (10)%       (5)%        0%        5%        10%
     Common Share Total Return ...................................     %           %         %         %          %

   Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation.

   While the Fund is using leverage, the amount of the fees paid to both the Advisor and the Sub-Advisor for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund's Managed Assets, which include assets purchased with leverage. Therefore, the Advisor and the Sub-Advisor have a financial incentive to leverage the Fund, which may create a conflict of interest between the Advisor and Sub-Advisor on the one hand and the Common Shareholders on the other. Because payments on any leverage would be paid by the Fund at a specified rate, only the Fund's Common Shareholders would bear the Fund's management fees and other expenses.


                                     RISKS

   Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund.

NO OPERATING HISTORY

   The Fund is a newly organized, diversified, closed-end management investment company with no operating history. It is designed for long-term investing and not as a vehicle for trading. Shares of closed-end investment companies frequently trade at a discount from their NAV. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

INVESTMENT AND MARKET RISK

   An investment in the Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, a significant portion of which will be traded on a national securities exchange or in the over-the-counter markets. An investment in the Common Shares is not intended to constitute a complete investment program and should not be viewed as such. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund has been designed primarily as a long-term investment vehicle and is not intended to be used as a short-term trading vehicle.

   Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. As a result, the cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. Due to these factors, issuers of securities in which the Fund may invest may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, such companies in which the Fund may invest may not be able to meet their obligations as they come due. Moreover, without adequate funding, such companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

   The recent instability in the financial markets has led the U.S. and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund may invest, or the issuers of such securities, in ways that are unforeseeable and on an "emergency" basis with little or no notice with the consequence that some market participants' ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively implicated. Given the complexities of the global financial markets and the limited time frame within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate the nation's or the world's current economic difficulties.

MARKET DISCOUNT RISK

   Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The NAV per Common Share will be reduced immediately following this offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets will generally be considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be affected by factors such as NAV, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the Common Shares, stability of dividends or distributions, trading volume of the Common Shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.

MANAGEMENT RISK

   The Fund is subject to management risk because it is an actively managed portfolio. The Advisor and Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

   In addition, the implementation of the Fund's investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

POTENTIAL CONFLICTS OF INTEREST RISK

   First Trust Advisors, Henderson and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust Advisors and Henderson may at some time in the future manage and/or advise other investment funds or accounts with the same investment objectives and strategies as the Fund. As a result, First Trust Advisors, Henderson and the Fund's portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. First Trust Advisors, Henderson and the Fund's portfolio managers may identify a limited investment opportunity that may be suitable for multiple funds and accounts, and the opportunity may be allocated among these several funds and accounts, which may limit the Fund's ability to take full advantage of the investment opportunity. Additionally, transaction orders may be aggregated for multiple accounts for purpose of execution, which may cause the price or brokerage costs to be less favorable to the Fund than if similar transactions were not being executed concurrently for other accounts. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the Fund holds, potentially resulting in a decrease in the market value of the security held by the Fund.

   The portfolio managers may also engage in cross trades between funds and accounts, may select brokers or dealers to execute securities transactions based in part on brokerage and research services provided to First Trust Advisors or Henderson which may not benefit all funds and accounts equally and may receive different amounts of financial or other benefits for managing different funds and accounts. Finally, First Trust Advisors or its affiliates may provide more services to some types of funds and accounts than others.

    There is no guarantee that the policies and procedures adopted by First Trust Advisors, Henderson and the Fund will be able to identify or mitigate the conflicts of interest that arise between the Fund and any other investment funds or accounts that First Trust Advisors and/or Henderson may manage or advise from time to time. For further information on potential conflicts of interest, see "Investment Advisor" and "Sub-Advisor" in the SAI.

FOREIGN INVESTMENT AND EMERGING MARKETS RISK

   The Fund will invest in a portfolio of global equity securities and may invest up to 25% of its Managed Assets in securities issued by companies located in countries with emerging markets. Foreign (non-U.S.) investments may be subject to greater risk than U.S. investments for many reasons, including changes in currency exchange rates and unstable political, social and economic conditions, which may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against foreign government issuers. Foreign (non-U.S.) investments may also be subject to the risks of a lack of adequate or accurate company information, smaller, less liquid and more volatile securities markets, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment and currency transfers. Because of less developed markets and economies, potentially leading to less liquidity and increased price volatility and, in some countries, less mature governments and governmental institutions, potentially leading to greater risks of expropriation, confiscatory taxation and national policies that may restrict the repatriation of cash or the Fund's investments in general. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets. Investments in foreign issuers may also decrease the Fund's ability to borrow against its assets. For these and other reasons, investments in emerging markets are often considered speculative.

   The Fund may invest in sovereign debt securities. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair the debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

   The securities of foreign issuers in which the Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored ADRs, EDRs, GDRs and related depository instruments, ADSs, EDSs, GDSs, and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. ADRs, EDRs, GDRs, ADSs, EDSs, GDSs and related securities are depositary instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or OTC in the U.S. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depositary instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

FOREIGN (NON-U.S.) CURRENCY RISK

   The Fund's Common Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a significant portion of the Fund's assets may be denominated in foreign (non-U.S.) currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, the value of the Fund's assets and income could be adversely affected by currency exchange rate movements.

ASIA-PACIFIC RISK

   The Fund will invest in securities issued by companies operating in the Asia-Pacific region. The Fund is more susceptible to the economic, market, regulatory, political, natural disasters and local risks of the Asia-Pacific region than a fund that is more geographically diversified. The region has historically been highly dependent on global trade, with nations taking strong roles in both the importing and exporting of goods, and this dependency on global growth may create additional risk. The respective stock markets in the region tend to have a larger prevalence of smaller companies that are inherently more volatile and less liquid than larger companies. Varying levels of accounting and disclosure standards, restrictions on foreign ownership, minority ownership rights, and corporate governance standards are also common for the region. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant economic effect on the entire Asia-Pacific region.

EUROPE RISK

   The Fund will invest in securities issued by companies operating in Europe. The Fund is therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. The Economic and Monetary Union of the EU requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. The economies of Europe are highly dependent on each other, both as key trading partners and, in many cases, as fellow members maintaining the euro. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and major trading partners outside Europe. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels, ability to service debt, and potential for defaults of several European countries, including Greece, Spain, Ireland, Italy and Portugal.

SMALLER AND LESS SEASONED COMPANIES RISK

   The Fund does not have a specific policy regarding the market capitalization of the companies in which it invests. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

COMMON STOCK RISK

   The Fund will invest in common stocks in pursuing its investment objectives and policies. The market price of common stocks may go up or down sometimes rapidly or unpredictably. The value of common stocks may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. The values of common stocks may also decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Common stock prices may also decline in value due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Common stocks generally have greater price volatility than bonds and other debt securities.

   The Fund may invest in both common stocks of companies that the Sub-Advisor believes will experience relatively rapid earnings growth (growth securities) and common stocks of companies that the Sub-Advisor believes are selling at a price lower then their true value (value securities). Growth securities typically trade at higher multiples of current earnings that other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies whose securities are considered value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If the Sub-Advisor's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the Sub-Advisor anticipates.

DEBT SECURITIES RISK

   In pursuing its investment objectives and policies, the Fund may invest in debt securities, including, but not limited to, investment grade bonds, high-yield corporate bonds, sovereign debt and secured Corporate Loans. The markets for credit instruments, including high-yield corporate debt securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Liquidity in the high-yield corporate debt securities market (the ability to buy and sell bonds readily) has been significantly reduced. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including high-yield corporate debt securities and asset-backed securities. In addition, during 2008, several major dealers of high-yield corporate debt securities exited the market via acquisition or bankruptcy. These conditions resulted in, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund's books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. The Fund may seek to make sales of large blocks of securities as part of its investment strategy.

   Because of the current conditions in the credit markets, issuers of debt securities may be subject to increased costs associated with incurring debt, tightening underwriting standards and reduced liquidity for the loans they make, the securities they purchase and the securities they issue. The worsening general economic conditions have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole. The reduced willingness of some lenders to extend credit, in general, may make it more difficult for issuers of debt instruments, including issuers of high-yield corporate debt securities to finance their operations. These developments have adversely affected the broader economy, and may continue to do so, which in turn may adversely affect the ability of the issuers of securities owned by the Fund to make payments of principal and interest when due, and lead to lower credit ratings and increased defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the Fund's NAV. In addition to the risks described elsewhere in this section with respect to issuers and liquidity, debt securities, including high-yield debt securities, are also subject to certain risks, including:

      o Interest Rate Risk. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Market value generally falls further for securities with longer duration. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security's duration and further reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's NAV. Since the magnitude of these fluctuations will generally be greater at times when the average maturity of the Fund's debt securities is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

      o Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayments in lower yielding securities, which may result in a decline in the Fund's income and distributions to Common Shareholders. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. If the Fund bought a security at a premium, the premium could be lost in the event of a prepayment.

      o Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

      o Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for debt securities trading. Debt securities generally trade on an "over-the-counter" market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a debt security is sold in the market, the amount received by the Fund is less than the value of such debt security carried on the Fund's books.

CREDIT AND BELOW-INVESTMENT GRADE SECURITIES RISK

   Credit risk is the risk that one or more securities in the Fund's portfolio will decline in price, or the issuer thereof will fail to pay interest or repay principal when due. The Fund may invest up to 15% of its Managed Assets in debt securities that are rated below-investment grade at the time of purchase. Below-investment grade debt securities are securities rated below "BBB-" by S&P or Fitch, or below "Baa3" by Moody's, or comparably rated by another NRSRO or, if unrated, determined by the Sub-Advisor to be of comparable credit quality at the time of investment. In the event that a security receives different ratings from different NRSROs (such securities are commonly referred to as "split-rated securities"), the Fund will treat the security as being rated in the lowest rating category received from an NRSRO. Below-investment grade securities are commonly referred to as high-yield securities or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, your investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield debt securities; (v) volatility; and (vi) liquidity.

   Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of debt securities held by the Fund, thereby reducing the value of your investment in the Fund's Common Shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Advisor's or Sub-Advisor's judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. Investments in below-investment grade debt securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

   Adverse changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments for a high-yield issuer than they are for an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the current economic downturn continues longer than corporate managers anticipate or prepare for, that could similarly affect many issuers.

   The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between bid and asked prices is generally much larger for high-yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

PREFERRED STOCK RISK

   In addition to equity securities risk and credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred stock that is deferring its distribution, the Fund may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer's call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated of bonds and other debt securities in an issuer's capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

CONVERTIBLE SECURITIES RISK

   Convertible securities are securities that may be converted either at a stated price or at a stated rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks.

   The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

   A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Fund because the Fund purchases such securities for their equity characteristics.

LEVERAGE RISK

   The Fund intends to utilize leverage in an aggregate amount of up to approximately 15% of the Fund's Managed Assets. The Fund will not, however, be required to reduce leverage to the extent the above percentage limitation is exceeded as a result of a decline in the value of the Fund's assets. Pursuant to the provisions of the 1940 Act, the Fund may borrow an amount up to 33-1/3% of its Managed Assets less all liabilities other than borrowing or may issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds from leverage). Leverage instruments will have seniority over the Common Shares and may be secured by the assets of the Fund. The Fund intends to leverage its assets through borrowings from banks and other financial institutions. It is expected that these borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

      o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

      o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

      o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

      o when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

   The Fund may continue to use leverage if the benefits to the Fund's shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

DERIVATIVES RISK

   There are various risks associated with the Fund's Option Strategy. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security over the strike price upon exercise. In effect, the Fund would forgo, during the life of the option, the opportunity to profit from increase in the market value of the portfolio security covering the option above the sum of the premium and the strike price of the call option but would retain the risk of loss should the price of the underlying security decline. Therefore, the Fund's use of the Option Strategy will generally limit the Fund's ability to benefit from the full upside potential of the common stocks held in its portfolio.

   The Fund intends to write (sell) call options on equity indices. Equity index call options differ from options on individual securities in that: (i) the exercise of an index call option requires cash payment and does not involve the actual purchase or sale of securities; (ii) the holder of an index call option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the strike price of the option; and

(iii) index call options reflect price fluctuations in a group of securities or segments of the securities markets rather than price fluctuations in a single security. In practice, the purchaser of an index call option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option, the Fund would forego, during the option's life, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written (to the extent that their performance is correlated with that of the index) above the sum of the premium and the strike price of the call. However, the Fund would retain the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline. Distributions paid by the Fund to its Common Shareholders may be derived in part from the net index option premiums it receives from writing index call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short-term and long-term.

   The Fund's use of additional options strategies such as call spreads generally will generate less net option premium than from writing call options on individual common stocks and equity indices. The ability to successfully use call spreads and other options strategies depends on the Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of call spreads may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

   The value of options written by the Fund, which will be priced daily, are determined by trading activity in the broad options market and will be affected by, among other factors, changes in the value of the underlying security or index in relation to the strike price, changes in dividend rates of the underlying security, changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security or index, and the time remaining until the expiration date. The value of options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid.

   There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the OCC to handle current trading volume; or (vi) the decision of one or more exchanges at some future date to discontinue the trading of options (or a particular class or series of options) for economic or other reasons. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange would continue to be exercisable in accordance with their terms. To the extent that the Fund utilizes unlisted (or "over-the-counter") options, the Fund's ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

   The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of options might reduce the Fund's capital appreciation potential on underlying securities held by the Fund.

   The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write may be affected by options written by other investment advisory clients of the Advisor, Sub-Advisor or their affiliates. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

   In addition to the Option Strategy, the Fund may enter into total return swaps, credit default swaps or other types of swaps, options, futures, forwards and combinations thereof and related derivatives for the purpose of hedging and currency, interest rate, credit and equity security risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used for investment purposes or as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it. Furthermore, the ability to successfully use hedging and interest rate transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and currency, interest rate, credit and equity security risk management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and strategic transactions are not otherwise available to the Fund for investment purposes. See "Additional Information About the Fund's Investments and Investment Risks--Strategic Transactions Risks" in the SAI.

   Congress has recently enacted the Financial Stability Act, which will likely impact the use of certain derivatives by entities, which may include the Fund, and is intended to improve the existing regulatory framework by closing the regulatory gaps and eliminating the speculative trading practices that contributed to the 2008 financial market crisis. The legislation is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability. Such legislation or policies may impact or restrict the Fund's ability to use certain Strategic Transactions and/or increase the costs of entering into and/or maintaining certain Strategic Transactions.

INTEREST RATE RISK

   The level of premiums from covered call option writing and the amounts available for distribution from the Option Strategy may decrease in declining interest rate environments. The value of the Fund's common stock investments may also be influenced by changes in interest rates. When interest rates rise, the market value of such securities generally will fall. To the extent that the Fund invests in preferred stocks, the NAV and price of the Common Shares may decline if market interest rates rise. Interest rates are currently low relative to historic levels. During periods of declining interest rates, an issuer of preferred stock may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk.

ISSUER RISK

   The value of the securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

DIVIDEND AND INCOME RISK

   The income Common Shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments as well as the gains the Fund receives from writing options and selling portfolio securities, each of which can vary widely over the short and long-term. The dividend income from the Fund's investments in common stocks and preferred stocks, if any, will be influenced by both general economic activity and issuer specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, the issuers of the common stocks and preferred stocks held by the Fund may reduce the dividends paid on such securities. If prevailing market interest rates decline, distribution rates on debt instruments in which the Fund invests, and Common Shareholders' income from the Fund, would likely decline as well. See "Distributions" for a description of other risks associated with the level, timing and character of the Fund's distributions.

REIT RISK

   The Fund may invest in equity securities issued by REITs. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including: (i) rising interest rates; (ii) changes in the national, state and local economic climate and real estate conditions; (iii) perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; (iv) the ability of the owners to provide adequate management, maintenance and insurance; (v) the cost of complying with the Americans with Disabilities Act; (vi) increased competition from new properties; (vii) the impact of present or future environmental legislation and compliance with environmental laws; (viii) changes in real estate taxes and other operating expenses; (ix) adverse changes in governmental rules and fiscal policies; (x) adverse changes in zoning laws; and
(xi) other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions, however, will not generally qualify for favorable treatment as qualified dividend income.

CORPORATE LOAN RISK

   The Fund may invest in Corporate Loans. Corporate loans have the most senior position in a borrower's capital structure or share the senior position with other senior debt securities of the borrower. Investing in Corporate Loans involves investment risk, and some borrowers may default on their loan payments. The Sub-Advisor attempts to manage these risks through careful analyses and monitoring of borrowers. However, there is less readily available, reliable information about most Corporate Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments, and the Sub-Advisor relies primarily on its own evaluation of borrower credit quality rather on any available independent source. As a result, the Fund is particularly dependent on the analytical abilities of the Sub-Advisor. Corporate Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Corporate Loans. As a result, Corporate Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities may be more volatile than the market for liquid securities. The market could be disrupted in the event of an economic downturn or a substantial increase or decrease in the interest rates. The Fund may acquire Corporate Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Corporate Loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio Corporate Loans of borrowers that have filed for bankruptcy protection. Because of the protective terms of Corporate Loans, the Sub-Advisor believes that the Fund is more likely to recover more of its investment in a defaulted Corporate Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Corporate Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position. Uncollateralized Corporate Loans involve a greater risk of loss.

COUNTERPARTY RISK

   The Fund will be subject to credit risk with respect to the counterparties to the options purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the instrument in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY

   If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment. If the Fund fails to qualify as a RIC, distributions, to the extent paid out of earnings and profits, to the Fund's Common Shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders (for taxable years beginning on or before December 31, 2012), and (ii) for the dividends-received deduction in the case of corporate shareholders. See "Tax Matters."

LEVERAGE RISK

   The Fund intends to utilize leverage in an aggregate amount of up to approximately15% of the Fund's Managed Assets. The Fund will not, however, be required to reduce leverage to the extent the above percentage limitation is exceeded as a result of a decline in the value of the Fund's assets. Pursuant to the provisions of the 1940 Act, the Fund may borrow an amount up to 33-1/3% of its Managed Assets less all liabilities other than borrowing or may issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds from leverage). Leverage instruments will have seniority over the Common Shares and may be secured by the assets of the Fund. The Fund intends to leverage its assets through borrowings from banks and other financial institutions. It is expected that these borrowings will be made pursuant to a revolving credit facility established with a bank or other financial institution. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

      o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

      o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

      o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

      o when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

   The Fund may continue to use leverage if the benefits to the Fund's shareholders of maintaining the leveraged position are believed to outweigh any current reduced return.

PORTFOLIO TURNOVER RISK

   The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it may exceed 100% under normal circumstances, but may be higher or lower in certain periods. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income when distributed to the Fund's Common Shareholders. A high portfolio turnover may also increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments--Investment Practices--Portfolio Turnover" and "Tax Matters."

MARKET DISRUPTION AND GEOPOLITICAL RISK

   The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the securities markets. The ongoing U.S. military and related action in Iraq and Afghanistan and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Fund's Common Shares. High-yield securities tend to be more volatile than higher-rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high-yield securities than on higher-rated securities. The Fund cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

ILLIQUID/RESTRICTED SECURITIES RISK

   The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Advisor's and the Sub-Advisor's judgment may each play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

ANTI-TAKEOVER PROVISIONS

   The Fund's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust and By-Laws."

INFLATION/DEFLATION RISK

   Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio. There is currently great uncertainty among policy makers and economists about whether the U.S. economy is facing a period of inflation or deflation, and the severity thereof.

CERTAIN AFFILIATIONS

   Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Henderson. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with any public offering of the Common Shares offered by this prospectus, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

SECONDARY MARKET FOR THE FUND'S COMMON SHARES

   The issuance of Common Shares through the Fund's dividend reinvestment plan may have an adverse effect on the secondary market for the Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's dividend reinvestment plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the dividend reinvestment plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

   General oversight of the duties performed by the Advisor and Sub-Advisor is the responsibility of the Board of Trustees. There are five Trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons" of the Fund. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISOR

   First Trust Advisors L.P. is the investment advisor to the Fund. First Trust Advisors L.P. serves as investment advisor or portfolio supervisor to investment portfolios with approximately $43 billion in assets which it managed or supervised as of September 30, 2011. It is located at 120 East Liberty Drive, Wheaton, Illinois 60187.

   First Trust Advisors L.P. is responsible for the day-to-day management of the Fund's Option Strategy, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

   The Fund's Option Strategy will be managed by First Trust Advisors, including portfolio managers John Gambla and Rob A. Guttschow. Mr. Gambla and Mr. Guttschow joined First Trust Advisors in July 2011.

   John Gambla is a Senior Portfolio Manager at First Trust Advisors with 20 years of investment experience, most recently as co-Chief Investment Officer at the Nuveen HydePark Group LLC, a wholly-owned subsidiary of Nuveen Investments. While at HydePark, Mr. Gambla co-directed HydePark's investment activities including research, product development, trading, portfolio management and performance attribution. Previously, Mr. Gambla was a Senior Trader and Quantitative Specialist at Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments. Mr. Gambla earned a Bachelor of Science in genetics and developmental biology and a Bachelor of Arts in finance from the University of Illinois at Urbana/Champaign, and earned an MBA from the University of Chicago's Graduate School of Business. He is a CFA Charterholder and holds FRM and PRM designations.

   Rob Guttschow is a Senior Portfolio Manager at First Trust Advisors. Mr. Guttschow has nearly 20 years of investment experience, most recently as co-Chief Investment Officer at the Nuveen HydePark Group LLC, a wholly-owned subsidiary of Nuveen Investments. While at HydePark, Mr. Guttschow co-directed HydePark's investment activities including research, product development, trading, portfolio management and performance attribution. Previously, Mr. Guttschow was an Overlay Manager and Senior Portfolio Manager at Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments. Mr. Guttschow was also a Partner, Managing Director and Senior Portfolio Manager at Lotsoff Capital Management. Mr. Guttschow earned a Bachelor of Science degree in engineering and an MBA from the University of Illinois at Urbana/Champaign. He is a CFA Charterholder and a member of the CFA Society of Chicago.

   First Trust Advisors L.P. is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). First Trust Advisors L.P. is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of the Advisor. First Trust Advisors L.P. is controlled by Grace Partners and The Charger Corporation.

   For additional information concerning First Trust Advisors, including a description of the services provided, see the SAI under "Investment Advisor."

SUB-ADVISOR

   Henderson will serve as the Fund's Sub-Advisor. Henderson, a Delaware corporation, is an SEC-registered investment adviser and provides investment management services to institutional, retail and high net worth clients. The Advisor (and not the Fund) will pay a portion of the fees it receives to the Sub-Advisor in return for its services. As of September 30, 2011, Henderson managed approximately $8.3 billion in total assets. The principal offices of Henderson are located at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois.

   Henderson is an indirect wholly owned subsidiary of Henderson Group plc ("Henderson Group"), which is the parent company of an asset management group managing approximately $102.2 billion in assets as of September 30, 2011. Henderson Group, founded in 1934, is a global money manager providing a wide range of investment products and services worldwide. In rendering investment advisory services, the Sub-Advisor has engaged and will use the resources of Henderson Investment Management Limited ("HIML"), a wholly owned registered investment adviser subsidiary of Henderson Group pursuant to an investment sub-advisory agreement beween Henderson and HIML. Investment professionals of HIML will render portfolio management, research or trading services to clients of the Sub-Advisor, including the Fund.

   The Fund's portfolio will be managed by lead portfolio manager, Ben Lofthouse, and co-managers Alex Crooke and Job Curtis.

   Ben Lofthouse is a Fund Manager for the Value and Income Team at Henderson Group. He joined Henderson in 2004 and has over 13 years of investment management experience. Prior to joining Henderson, he was an auditor with Pricewaterhouse Coopers. He graduated with honors in Business Economics from Exeter University. He holds the Chartered Financial Analyst designation and is a qualified accountant ACA.

   Alex Crooke is Director of Value and Income at Henderson Group. He joined Henderson Global Investors in 1994 and has over 21 years of investment management experience. Prior to joining Henderson, Mr. Crooke was an Investment Analyst at Equitable Life Assurance Society. He graduated with honors from Manchester University with a degree in Physics and Astrophysics and is an Associate Member of the Society of Investment Professionals.

   Job Curtis is Head of Value and Income at Henderson Group. He joined Henderson Global Investors in 1987 via Touche Remnant and has over 26 years of investment management experience. Prior to joining Henderson, Mr. Curtis was an Assistant Fund Manager at Cornhill Insurance before moving to Touche Remnant. He graduated with honors from Oxford University with a degree in Philosophy, Politics and Economics and is an Associate Member of the Society of Investment Professionals.

   For additional information concerning Henderson and HIML, including a description of the services provided and additional information about the Fund's portfolio managers, including the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares, see "Sub-Advisor" in the SAI.

INVESTMENT MANAGEMENT AGREEMENT

   Pursuant to an investment management agreement (the "Investment Management Agreement") between First Trust Advisors and the Fund, the Fund has agreed to pay for the services and facilities provided by First Trust Advisors an annual
management fee, payable on a monthly basis, equal to     % of the Fund's Managed
Assets.

   For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability.

   In addition to the management fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with First Trust Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   The Sub-Advisor will receive a portfolio management fee equal to    % of the
Fund's Managed Assets. HIML will receive from the Sub-Advisor a sub-advisory fee equal to % of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee. No advisory fee will be paid by the Fund directly to the Sub-Advisor or HIML.


                                NET ASSET VALUE

   The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m. New York City time) on each day the NYSE is open for trading. Domestic debt securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

   The assets in the Fund's portfolio, including the call options, will be valued daily in accordance with valuation procedures adopted by the Board of Trustees. The Sub-Advisor anticipates that a portion of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, a pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt securities) but before the Fund values its assets would call into doubt whether the market quotations or pricing service valuations represent fair value, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by valuation procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

   Fair Value. When applicable, fair value of securities of an issuer is determined by the Board or a committee of the Board or a designee of the Board. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

      o  the fundamental business data relating to the issuer;

      o an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;

      o  the type, size and cost of the security;

      o  the financial statements of the issuer;

      o the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;

      o  the information as to any transactions in or offers for the security;

      o the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

      o  the coupon payments;

      o the quality, value and saleability of collateral, if any, securing the security;

      o the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      o the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and

      o  other relevant factors.

   Other Securities. Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices. Valuation of short-term cash equivalent investments will be at amortized cost.

                                 DISTRIBUTIONS

   The Fund's present distribution policy, which may be changed at any time by the Fund's Board of Trustees, is to make a level dividend distribution each quarter to Common Shareholders after any payment of interest on any outstanding borrowings or dividends on any outstanding Preferred Shares. The level dividend rate may be modified by the Board of Trustees from time to time. It is expected that the initial quarterly dividend on the Fund's Common Shares will be paid approximately 60-90 days after the completion of this offering, depending on market conditions. The Fund expects to distribute any long-term capital gains at least annually.

   Subject to certain terms and conditions, the Fund is entitled to rely on an exemption granted to the Advisor by the SEC from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder. The Exemptive Relief generally permits the Fund, subject to such terms and conditions, to make distributions of long-term capital gains with respect to its Common Shares more frequently than would otherwise be permitted under the 1940 Act (generally once per taxable year). To rely on the Exemptive Relief, the Fund must comply with the terms and conditions therein, which, among other things, would require the Board of Trustees of the Fund to approve the Fund's adoption of a distribution policy with respect to its Common Shares which calls for periodic distributions of an amount equal to a fixed percentage of the market price of the Fund's Common Shares at a particular point in time, or a fixed percentage of net asset value per Common Share at a particular point in time, or a fixed amount per Common Share, any of which could be adjusted from time to time. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. The Fund has no current intention to adopt such a distribution policy or implement the Exemptive Relief. The Exemptive Relief also permits the Fund to make distributions of long-term capital gains with respect to any Preferred Shares that may be issued by the Fund in accordance with such shares' terms.

   The level distribution policies described in the first paragraph above would result in the payment of approximately the same amount or percentage to Common Shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses the source or sources of the distributions. Thus, if the source of the dividend or other distribution were the original capital contribution of the Common Shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Common Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. In addition, in cases where the Fund would return capital to Common Shareholders, such distribution may impact the Fund's ability to maintain its asset coverage requirements and to pay the dividends on any Preferred Shares that the Fund may issue.

   Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of options and hedging. To permit the Fund to maintain a more stable quarterly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's NAV and, correspondingly, distributions from undistributed income will decrease the Fund's NAY. Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

                           DIVIDEND REINVESTMENT PLAN

   If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's dividend reinvestment plan (the "Plan"), unless you elect to receive cash distributions, all dividends and distributions on your Common Shares will be automatically reinvested by the Plan Agent, BNY Mellon Investment Servicing (US) Inc., in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by BNY Mellon Investment Servicing (US) Inc., as dividend paying agent.

   You are automatically enrolled in the Plan when you become a shareholder of the Fund. As a participant in the Plan, the number of Common Shares you will receive will be determined as follows:

   (1) If the Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per common share on that date or (ii) 95% of the market price on that date.

   (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE Amex or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

   You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See "Tax Matters."

   If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

   Neither the Fund nor the Plan Agent shall be liable with respect to the Plan for any act done in good faith or for any good faith omission to act, including, without limitation, any claim of liability: (i) arising out of failure to terminate any participant's account upon such participant's death prior to receipt of notice in writing of such death; and (ii) with respect to the prices at which Common Shares are purchased and sold for the participant's account and the times such purchases and sales are made.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.


                             DESCRIPTION OF SHARES

COMMON SHARES

   The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of the holders of Preferred Shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and non-assessable, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board of Trustees in their sole discretion) or rights to cumulative voting.

   The Fund intends to apply to list the Common Shares on the New York Stock Exchange. The trading or "ticker" symbol of the Common Shares is expected to be " ." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

   The NAV of the Common Shares will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Advisor and the Sub-Advisor have agreed to pay: (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses incurred in connection with this offering) that exceed 0.20% (or $0.05 per Common Share) of the Fund's aggregate offering price. See "Use of Proceeds."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

PREFERRED SHARES

   The Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

   The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently has the ability to issue leverage through borrowings in an amount up to 33-1/3% of the Fund's Managed Assets less all liabilities other than borrowings. The Board of Trustees also reserves the right to authorize the Fund to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt). Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

   Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time that two years of dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to: (i) adopt any plan of reorganization that would adversely affect the Preferred Shares; and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Declaration of Trust, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

   The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

   Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that: (i) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share; (ii) the Fund may tender for or purchase Preferred Shares; and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce any leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

   The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board of Trustees, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.


           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

   Under Massachusetts law, shareholders, in certain circumstances, could be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration of Trust requires a Common Shareholder vote only on those matters where the 1940 Act or the Fund's listing with an exchange require a Common Shareholder vote, but otherwise permits the Board of Trustees to take action without seeking the consent of Common Shareholders. For example, the Declaration of Trust gives the Board of Trustees broad authority to approve reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without Common Shareholder approval if the 1940 Act would not require such approval. The Declaration of Trust further provides that the Board of Trustees may amend the Declaration of Trust in any respect without Common Shareholder approval. The Declaration of Trust, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration of Trust to persons who are or have been shareholders, trustees, officers or employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.

   The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.

   The number of trustees is currently five, but by action of two-thirds of the trustees, the number of trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office. Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration of Trust); (3) a sale, lease or exchange of all or substantially all of the Fund's assets (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration); (4) in certain circumstances, a termination of the Fund; (5) a removal of trustees by shareholders; or (6) certain transactions in which a principal shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to
(1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. See the SAI under "Certain Provisions in the Declaration of Trust and By-Laws."

   The provisions of the Declaration of Trust described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

   The Declaration of Trust also provides that prior to bringing a derivative action, a demand must first be made on the Board of Trustees by at least three unrelated shareholders that hold shares representing at least 5% of the voting power of the Fund or affected class. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees who are considered independent for the purposes of considering the demand have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Board of Trustees is required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Board of Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund's costs, including attorney's fees. The Declaration of Trust also includes a forum selection clause requiring that any shareholder litigation be brought in certain courts in Illinois and further provides that any shareholder bringing an action against the Fund waive the right to trial by jury to the fullest extent permitted by law.

   Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.


                STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES
                          AND CHANGE IN FUND STRUCTURE

CLOSED-END STRUCTURE

   Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

   However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to NAV. The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its NAV, and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open-market repurchases or tender offers for the Common Shares at or near NAV or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to their NAV. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to propose to shareholders that the Fund convert to an open-end investment company.

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

   Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of Common Shareholders, the Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

   There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist.

   The acquisition of Common Shares by the Fund in a repurchase or tender offer will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any borrowings or Preferred Shares outstanding. Because of the nature of the Fund's investment objectives, policies and portfolio, the Advisor does not anticipate that repurchases of Common Shares or tender offers, if any, should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND

   The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote, provided that, unless otherwise required by law, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required; provided, however, that such votes shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Board of Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange. Any Preferred Shares or borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to propose to shareholders that the Fund convert to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.

                                  TAX MATTERS

   This section summarizes some of the main federal income tax consequences of owning Common Shares of the Fund. This section is current and based upon federal income tax laws in effect as of the date of this prospectus. Tax laws and interpretations change frequently, possibly with retroactive effect, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, financial institution, insurance company, investor in a pass-through entity, person whose "functional currency" is not the U.S. dollar, tax-exempt organization, broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences. Unless otherwise noted, the following tax discussion assumes that you hold Common Shares as a capital asset (generally, property held for investment).

   This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, the Fund's counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Fund Status. The Fund intends to elect and to qualify annually as a "regulated investment company" under the federal tax laws. To qualify, the Fund must, among other things, satisfy certain requirements relating to the source and nature of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and distributes all of its income in a timely manner, the Fund generally will not pay federal income or excise taxes.

   Distributions. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its Common Shareholders. The Fund intends to distribute to its Common Shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and
(iii) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund did not pay federal income tax. To prevent application of the 4% excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

   Fund distributions will constitute dividends to the extent of the Fund's current and accumulated earnings and profits. After the end of each year, you will receive a tax statement that separates your Fund dividends into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, but, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at tax rates equal to those applicable to net capital gains. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Common Shares. The Option Strategy may limit the ability of the Fund to make capital gains dividends. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. The Fund may make distributions in some years in excess of its earnings and profits. To the extent that the Fund makes distributions in excess of its current and accumulated earnings and profits, such distributions will represent a return of capital for tax purposes to the extent of your tax basis in your Common Shares and thus will generally not be currently taxable to you and will thereafter constitute a capital gain. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Common Shares or receive them in cash. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. If you own Common Shares in your own name, under the Plan, any distributions are automatically reinvested in additional Common Shares unless you opt-out of the Plan.

   Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

   Dividends Received Deduction. A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income distributions on Common Shares that are attributable to dividends received by the Fund (if any) from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction. A corporation that owns Common Shares may be eligible to take a dividends received deduction if such a reporting is made and certain holding period requirements are met by both the Fund and such corporation.

   If You Sell Shares. If you sell your Common Shares, you will generally recognize capital gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Common Shares from the amount you receive in the transaction. Your tax basis in your Common Shares is generally equal to the cost of your Common Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Common Shares, such as to account for any distributions which are a return of capital as discussed above. Any loss realized upon a taxable disposition of the Common Shares may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original Common Shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Common Shares acquired. In addition, the ability to deduct capital losses may otherwise be limited.

   Taxation of Capital Gains and Losses and Certain Ordinary Income Distributions. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15%. These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for capital gains is generally 20%; however, the 20% rate will be reduced to 18% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Common Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund (or amounts are designated as undistributed capital gains with respect to your Common Shares) and sell your Common Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received (or amounts designated as undistributed capital gains). The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. For individual taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation. The Code treats certain capital gains as ordinary income in special situations.

   A portion of the ordinary income distributions received by an individual shareholder from a regulated investment company such as the Fund generally will be taxed at the same new rates that apply to net capital gain (as discussed above), but only if certain holding period requirements are satisfied by both the regulated investment company and the shareholder and provided the dividends are attributable to qualified dividends received by the regulated investment company itself. For this purpose, qualified dividends mean dividends received by the Fund from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income distributions from regulated investment companies generally apply to taxable years beginning before January 1, 2013. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

   Foreign Tax Credit. Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, taxes on such income. If (i) more than 50% of the value of the Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations or (ii) at least 50% of the value of the Fund's assets at the close of each quarter consists of stock of other regulated investment companies, the Fund may elect to "pass through" to the Fund's Common Shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each Common Shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each Common Shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual Common Shareholder who does not itemize deductions. In certain circumstances, a Common Shareholder that (i) has held Common Shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or
(ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such Common Shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each Common Shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

   Investments in Certain Foreign Corporations. The Fund intends to invest a substantial portion of its portfolio in non-U.S. securities. If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement for taxation as a regulated investment company and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

   Backup Withholding. The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders under federal tax laws are generally exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or credit against the shareholder's federal income tax liability if the appropriate information is provided to the Internal Revenue Service.

   Alternative Minimum Tax. As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

   Further Information. The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.

                                  UNDERWRITERS

   Under the terms and subject to the conditions contained in the underwriting agreement, dated the date of this prospectus, the underwriters named below, for whom and are acting as representatives (the "Representatives"), have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.


                                                                   NUMBER OF
         UNDERWRITER                                                SHARES
         -----------                                             -------------



          .....................................................
         ......................................................
         ......................................................
         ......................................................
         ......................................................
                                                                 -------------
         Total ................................................
                                                                 =============


   The underwriters are offering the Common Shares subject to their acceptance of the shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the Common Shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the Common Shares offered by this prospectus if any such shares are taken. However, the underwriters are not required to take or pay for the Common Shares covered by the underwriters' over-allotment option described below.

   The underwriters initially propose to offer part of the Common Shares directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a
concession not in excess of $      per Common Share under the public offering
price. After the initial offering of the Common Shares, the offering price and other selling terms may from time to time be varied by the Representatives. The underwriting discounts and commissions (sales load) of $1.125 per Common Share are equal to 4.50% of the public offering price. Investors must pay for any
Common Shares purchased on or before        ,     .

   The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of Common Shares at the public offering price per Common Share listed on the cover page of this prospectus, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the underwriter's name in the preceding table bears to the total number of Common Shares listed next to the names of all underwriters in the preceding table. If the underwriters' over-allotment option is exercised in full, the total public
offering price would be $    , the total underwriters' discounts and commissions
(sales load) would be $     and the total proceeds, after expenses, to the Fund
would be $      .

   The following table summarizes the estimated expenses (assuming the Fund
issues         Common Shares) and compensation that the Fund will pay:

                                                            PER COMMON SHARE                        TOTAL
                                                        WITHOUT            WITH              WITHOUT           WITH
                                                     OVER-ALLOTMENT    OVER-ALLOTMENT    OVER-ALLOTMENT    OVER-ALLOTMENT
     Public offering price                              $ 25.000        $  25.000              $                $
     Sales load                                         $  1.125        $   1.125              $                $
     Estimated offering expenses                        $  0.050        $   0.050              $                $
     Proceeds, after expenses, to the Fund              $ 23.825        $  23.825              $                $

   The fees to certain underwriters described below under "Additional Compensation to Be Paid by the Advisor and Sub-Advisor" are not reimbursable to the Advisor or Sub-Advisor by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

   Offering expenses paid by the Fund (other than the sales load) will not exceed $0.05 per Common Share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Advisor and Sub-Advisor will pay the excess. The aggregate offering expenses (excluding
the sales load) to be borne by the Fund are estimated to be $     in total (or
$       if the underwriters exercise their over-allotment option in full).
See "Summary of Fund Expenses."

   The underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.

   In order to meet requirements for listing the Common Shares on the NYSE, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares ($2,500).

   The Fund intends to apply to list the Common Shares on the NYSE. The trading
or "ticker" symbol of the Common Shares is expected to be "    ."

   The Fund has agreed that, without the prior written consent of the Representatives on behalf of the underwriters, it will not, during the period ending 180 days after the date of this prospectus, offer, sell, contract to sell, pledge, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Fund or any affiliate of the Fund or any person in privity with the Fund, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the SEC in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, any other Common Shares or any securities convertible into, or exercisable, or exchangeable for, Common Shares; or publicly announce an intention to effect any such transaction. In the event that either (x) during the last 17 days of the 180-day period referred to above, the Fund issues an earnings release or material news or a material event relating to the Fund occurs or (y) prior to the expiration of such 180-day period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of such 180-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the occurrence of the material news or material event, as applicable. This lock-up agreement will not apply to the Common Shares to be sold pursuant to the underwriting agreement or any Common Shares issued pursuant to the Plan.

   In order to facilitate the offering of Common Shares, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares. The underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account. A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market. In determining the source of Common Shares to close out a covered short sale, the underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option. The underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an underwriter or a dealer for distributing the Common Shares in the offering, if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions or to stabilize the price of the Common Shares. Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent or retard a decline in the market price of the Common Shares. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

   Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Advisor, the Sub-Advisor and the Representatives. There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

   The Fund anticipates that the Representatives and certain other underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to act as underwriters and, subject to certain restrictions, may act as such brokers while they act as underwriters.

   In connection with this offering, certain of the underwriters or selected dealers may distribute prospectuses electronically. The Fund, the Advisor, the Sub-Advisor and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the 1933 Act.

   The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage activities, commercial lending and financial advisory services to the Fund, certain of its executive officers and affiliates and the Advisor, the Sub-Advisor and their affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

   No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required. Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

     The principal business address of             is            . The principal
business address of             is                 .


ADDITIONAL COMPENSATION TO BE PAID BY THE ADVISOR AND SUB-ADVISOR

   The Advisor and Sub-Advisor (and not the Fund) has agreed to pay         and
          from its own assets, structuring fees in the amount of $      and
$     , respectively, for advice relating to the structure, design and organization of the Fund, including, without limitation, views from an investor market and distribution perspective on (i) diversification, proportion and concentration approaches for the Fund's investments in light of current market conditions, (ii) marketing issues with respect to the Fund's investment policies and proposed investments, (iii) the proportion of the Fund's assets to invest in the Fund's strategies and (iv) the overall marketing and positioning thesis for
the offering of the Common Shares. The structuring fees paid to      and
will not exceed   % and    %, respectively, of the total public offering price
of the Common Shares. These fees are calculated based on the total public
offering price of the Common Shares sold by       and       in the offering,
including Common Shares attributable to the underwriters' over-allotment option (regardless of whether the over-allotment option is exercised). These services
provided by       and        to the Advisor and Sub-Advisor are unrelated to
the Advisor's and Sub-Advisor's respective functions of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

   The Advisor and Sub-Advisor (and not the Fund) has agreed to pay        from
its own assets, a syndication fee in the amount of $    for advice relating to
(i) securing syndicate participants in the Fund's initial public offering,
(ii) preparation of marketing and diligence materials for underwriters,
(iii) conveying information and market updates to the underwriters, and
(iv) coordinating syndicate orders in this offering. The syndication fee paid
to         will not exceed %    of the total public offering price of the Common
Shares. These services provided by       to the Advisor and Sub-Advisor are
unrelated to their respective functions of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

   Prior to the public offering of Common Shares, the Advisor or an affiliate will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

   Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. The sales load the Fund will pay of $1.125 per Common Share is equal to 4.50% of gross proceeds. The Advisor and Sub-Advisor (and not the Fund) will pay structuring fees and, if applicable, syndication fees to
and        , as described above, which will not exceed $      . Total
compensation to the underwriters will not exceed 9.00% of gross proceeds.

          CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

   The custodian of the assets of the Fund is The Bank of New York Mellon, One Wall Street, New York, New York 10286. The Fund's transfer, shareholder services and dividend paying agent is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to an administration and accounting services agreement, BNY Mellon Investment Servicing (US) Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these services, the Fund has agreed to pay The Bank of New York Mellon and BNY Mellon Investment Servicing (US) Inc. an annual fee, calculated daily and payable on a monthly basis, of % of the Fund's average net assets, subject to decrease with respect to additional Fund net assets.

                                 LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois, and for the
Underwriters by              . Chapman and Cutler LLP and
may rely as to certain matters of Massachusetts law on the opinion of          .

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION



                                                                            PAGE
Use of Proceeds ............................................................  1
Investment Objectives ......................................................  1
Investment Restrictions ....................................................  2
Investment Policies and Techniques .........................................  4
Additional Information About the Fund's Investments and Investment Risks....  6
Other Investment Policies and Techniques ................................... 15
Management of the Fund ..................................................... 26
Investment Advisor ......................................................... 36
Sub-Advisor ................................................................ 39
Proxy Voting Policies and Procedures........................................ 42
Portfolio Transactions and Brokerage ....................................... 43
Description of Shares....................................................... 45
Certain Provisions in the Declaration of Trust and By-Laws.................. 46
Repurchase of Fund Shares; Conversion to Open-End Fund ..................... 50
Federal Income Tax Matters ................................................. 52
Performance Related and Comparative Information ............................ 62
Independent Registered Public Accounting Firm .............................. 64
Custodian, Administrator, Fund Accountant and Transfer Agent ............... 65
Additional Information ..................................................... 65
Report of Independent Registered Public Accounting Firm..................... 66
Statement of Assets and Liabilities......................................... 67
Appendix A--Ratings of Investments .........................................A-1
Appendix B--Henderson Global Investors Proxy Voting Policies
   and Procedures ..........................................................B-1

================================================================================
   Until , 2011 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.



                                           SHARES


                    FIRST TRUST GLOBAL EQUITY DIVIDEND FUND


                                 COMMON SHARES
                                $25.00 PER SHARE



                                   ----------
                                   PROSPECTUS
                                   ----------











                                             , 2011
================================================================================

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.



                 SUBJECT TO COMPLETION, DATED NOVEMBER 10, 2011

                    FIRST TRUST GLOBAL EQUITY DIVIDEND FUND
                      STATEMENT OF ADDITIONAL INFORMATION

      First Trust Global Equity Dividend Fund (the "Fund") is a newly organized, diversified, closed-end management investment company.

      This Statement of Additional Information relating to the common shares of beneficial interest of the Fund (the "Common Shares") is not a prospectus, but
should be read in conjunction with the Fund's Prospectus dated       , 2011 (the
"Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such Common Shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 988-5891. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission's ("SEC") website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

      This Statement of Additional Information is dated       , 2011.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

USE OF PROCEEDS...............................................................1

INVESTMENT OBJECTIVES.........................................................1

INVESTMENT RESTRICTIONS.......................................................2

INVESTMENT POLICIES AND TECHNIQUES............................................4

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS......6

OTHER INVESTMENT POLICIES AND TECHNIQUES.....................................15

MANAGEMENT OF THE FUND.......................................................26

INVESTMENT ADVISOR...........................................................36

SUB-ADVISOR..................................................................39

PROXY VOTING POLICIES AND PROCEDURES.........................................42

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................43

DESCRIPTION OF SHARES........................................................45

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS...................46

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND.......................50

FEDERAL INCOME TAX MATTERS...................................................52

PERFORMANCE RELATED AND COMPARATIVE INFORMATION..............................62

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................64

CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT.................65

ADDITIONAL INFORMATION.......................................................65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM......................66

STATEMENT OF ASSETS AND LIABILITIES..........................................67


APPENDIX A -- RATINGS OF INVESTMENTS........................................A-1
APPENDIX B -- HENDERSON GLOBAL INVESTORS PROXY VOTING POLICIES
              AND PROCEDURES................................................B-1

                                USE OF PROCEEDS

      The net proceeds of the offering of Common Shares of the Fund will be
approximately $      ($      if the Underwriters exercise the overallotment
option in full) after payment of the estimated organizational expenses and offering costs. The Fund expects it will be able to invest substantially all of the net proceeds of the offering in securities and other instruments that meet the investment objectives and policies within 45 to 60 days after completion of the offering. Pending such investment, it is anticipated that the net proceeds will be invested in cash or cash equivalents.

      First Trust Advisors L.P. ("First Trust Advisors" or "Advisor") and Henderson Global Investors (North America) Inc. ("Henderson" or the "Sub-Advisor") have agreed to pay (i) all organizational expenses; and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses) that exceed $0.05 per Common Share of the Fund's offering price.


                             INVESTMENT OBJECTIVES

      The Fund's primary investment objective is to seek current income. The Fund's secondary objective is capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

      The Fund will seek to achieve these investment objectives by investing in equity securities of issuers across a broad range of countries, industries and market sectors. The Fund expects to be diversified geographically with investments in Europe, Asia-Pacific and the Americas. Equity securities in which the Fund anticipates investing include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in equity real estate investment trusts. The Fund will seek to invest in approximately 50 to 80 securities, under normal market conditions, in order to reduce the Fund's exposure to individual stock risk.

      In advancement of its investment objectives, the Fund will employ a strategy of writing (selling) covered call options on selected international, regional, or country equity indices or futures, and/or equity securities on up to 50% of the value of its holdings of equity securities (the "Option Strategy"). The Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund's Common Shareholders and reduce overall portfolio risk. The Fund generally will write "at-the-money" or "out-of-the-money" call options with strike prices that are at or up to 5% higher than the market price of the underlying security at the time written, but reserves the flexibility to write options that are out-of-the-money to a greater or lesser extent based on market conditions and other factors. The Fund's written call options on individual common stocks will be "covered" because the Fund will hold the underlying common stock in its portfolio throughout the term of the option. The Fund's written call options on equity indices will be covered either by segregating liquid assets in an amount equal to its net obligation under the contract or by entering into offsetting positions. The Option Strategy will be managed by the Advisor.

      In advancement of its investment objectives, the Sub-Advisor also currently anticipates utilizing a regional rotation strategy on up to 25% of the Fund's portfolio on an annual basis, whereby the Fund may sell common stock that has gone ex-dividend in one region to purchase another common stock in another region that is about to pay a dividend. By entering into such a series of trades, the Sub-Advisor would seek to supplement the amount of dividend income available to the Fund.

      The Common Shares may trade at a discount or premium to net asset value ("NAV"). An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objectives. For further discussion of the Fund's portfolio composition and associated special risk considerations, see "The Fund's Investments" and "Risks" in the Prospectus.


                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT POLICIES

      The Fund's investment objectives and certain investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not:

              1. With respect to 75% of its total assets, purchase any securities if, as a result (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that government securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation.

              2. Borrow money, except as permitted by the 1940 Act. For a further discussion of the limitations imposed on borrowing by the 1940 Act, please see the section entitled "Leverage Program" in the Fund's Prospectus.

              3. Issue senior securities, as defined in the 1940 Act, other than
      (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth above.

              4. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities.

              5. Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

              6. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objectives, policies and limitations.

              7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).

              8. Concentrate (invest 25% or more of total assets) the Fund's investments in any particular industry.

      Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act, a "majority of the outstanding voting securities" means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

NON-FUNDAMENTAL INVESTMENT POLICIES

      The Fund has adopted the following non-fundamental policies:

              1. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets (including assets obtained through leverage) in a portfolio of equity securities of dividend paying companies located throughout the world, including the U.S.

              2. The Fund may invest up to 25% of its Managed Assets in debt securities, of which up to 15% of the Fund's Managed Assets may be invested in below-investment grade debt securities, commonly known as "junk bonds."

              3. The Fund may invest up to 25% of its Managed Assets in securities of issuers in emerging countries.

              4. The Fund may invest up to 15% of its Managed Assets in securities that, at the time of investment, are illiquid (determined using the SEC's standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

              5. The Fund will not invest more than 5% of its Managed Assets in any single issuer.

      Percentage limitations described in this Statement of Additional Information are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio and other events.


                       INVESTMENT POLICIES AND TECHNIQUES

      The following information supplements the discussion of the Fund's investment objectives, policies and techniques that are described in the Fund's Prospectus.

PORTFOLIO COMPOSITION

      Short-Term Investments; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of Common Shares are being invested, periods in which the proceeds from the issuance of Preferred Shares, if any, commercial paper or notes and/or other borrowings are being invested, during the periods in which the Fund invests temporarily available cash or during periods in which the Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and cash equivalents. A determination by the Sub-Advisor that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.

      Cash and cash equivalents are defined to include, without limitation, the following:

              1. U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (i) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the U.S. government; (ii) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (iii) the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; and (iv) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

              2. Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation ("FDIC") regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

              3. Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and typically reflects current market interest rates. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Advisor monitors the value of the collateral at the time the repurchase agreement is entered into and at all times during the term of the repurchase agreement. The Sub-Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

              4. Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes, issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by at least one nationally recognized statistical rating organization ("NRSRO") and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

              5. Bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

              6. The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

              7. The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules and regulations thereunder, or other successor law governing the regulation of regulated investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction.


    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS

OPTIONS RISK

      Options on Securities and Securities Indices. In addition to writing call options as described above, the Advisor may employ additional option strategies. The Advisor expects to limit the use of these additional options strategies, and expects that writing call options on equity indices will be the primary option strategy employed by the Fund. These additional options strategies may include, but are not limited to, utilizing call spreads, purchasing put options or other types or combinations of options.

      Writing Covered Options Risk. The Fund may write (or sell) covered call options on selected international, regional, or country equity indices or futures, and/or equity securities on up to 50% of the value of its holdings of equity securities. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to fully profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to fully profit from a decrease in the market price of the securities to be acquired for its portfolio. If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid at the time the option expires. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased. See "Federal Income Tax Matters."

      All call and put options written by the Fund will be covered. A written call option or put option may be covered by (i) segregating cash or liquid securities with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

      The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

      The Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

      The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

      The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

      The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor and Sub-Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

      Other Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

      Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by The Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Advisor will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Fund's board of trustees ("Board of Trustees").

      The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Advisor's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

OTHER STRATEGIC TRANSACTIONS RISK

      Other Strategic Transactions. The Fund may, but is not required to, enter into other hedging and strategic transactions to seek to reduce interest rate risks arising from the use of leverage by the Fund, to facilitate portfolio management and to mitigate risks, including interest rate, currency and credit risks. Certain of these hedging and strategic transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on currencies, securities, commodities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors, collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, including the effective yield paid on any leverage issued by the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and strategic techniques described below. The Fund will incur brokerage and other costs in connection with its hedging transactions.

      Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities) and securities indices, and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

      Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

      Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

      The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

      Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

      If, in the opinion of the Sub-Advisor, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Sub-Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

      When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts.

      Options on Futures Contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

      The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

      The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

      Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other purposes as permitted by the CFTC. These purposes may include using futures and options on futures as a substitute for the purchase or sale of securities to increase or reduce exposure to particular markets. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund generally will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

      Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

      While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

      Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

      Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges also may establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

      Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. denominated securities of non-U.S. issuers. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

      At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

      If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

      Equity Swaps and Interest Rate or Commodity Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against fluctuations in the market value of equity securities, interest rates or commodity prices or to enhance the Fund's income, the Fund may, but is not required to, enter into equity swaps and various interest rate or commodity transactions such as interest rate or commodity swaps and the purchase or sale of interest rate or commodity caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to protect against increasing commodity prices or to manage the Fund's interest rate exposure on any debt securities, including notes or preferred shares issued by the Fund for leverage purposes. The Fund intends to use these transactions primarily as a hedge. However, the Fund also may invest in equity and interest rate or commodity swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

      In an equity swap, the cash flows exchanged by the Fund and the counterparty are based on the total return on some stock market index and an interest rate (either a fixed rate or a floating rate). In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

      The Fund usually will enter into equity and interest rate or commodity swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

      The Fund also may engage in interest rate or commodity transactions in the form of purchasing or selling interest rate or commodity caps or floors. The Fund will not sell interest rate or commodity caps or floors that it does not own. The purchase of an interest rate or commodity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate or commodity price, to receive payments equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate or commodity cap. The purchase of an interest rate or commodity floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate or commodity price, to receive payments at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate or commodity floor.

      Typically, the parties with which the Fund will enter into equity and interest rate or commodity transactions will be broker-dealers and other financial institutions. The Fund will not enter into any equity swap, interest rate or commodity swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one NRSRO at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Advisor to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

      Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

      Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one NRSRO at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Advisor to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

      If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "reportable transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a reportable transaction and the Fund has not previously disclosed the transaction as a reportable transaction, the Fund could be subject to penalties under the Internal Revenue Code of 1986, as amended (the "Code").

      The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objectives and are permissible under applicable regulations governing the Fund.

OVER-THE-COUNTER MARKET RISK

      The Fund may invest in over-the-counter securities. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter security is less than the volume of trading in a listed security. This means that the depth of market liquidity of some securities in which the Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a security, it might have to offer the securities at a discount from recent prices, or sell the securities in small lots over an extended period of time.

LEGISLATION RISK

      At any time after the date of this Statement of Additional Information, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objectives.


                    OTHER INVESTMENT POLICIES AND TECHNIQUES

DERIVATIVE STRATEGIES

      General Description of Derivative Strategies. The Fund may use derivatives or other transactions to generate income, to hedge the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale, to seek to reduce interest rate risks arising from the use of any Leverage (as defined herein) by the Fund and to mitigate risks, including interest rate, currency and credit risks. The specific derivative instruments to be used, or other transactions to be entered into, for such investment or hedging purposes may include exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income, equity, currency and interest rate indices, and other financial instruments, financial futures contracts and options thereon

(hereinafter referred to as "Futures" or "futures contracts"), interest rate and currency transactions such as swaps, caps, floors or collars, credit transactions, total rate of return swap transactions, credit default swaps, structured notes, special purpose vehicles or other credit derivative instruments.

      Derivative instruments on securities may be used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Derivative strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, derivative strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the CFTC, various state regulatory authorities and, to the extent applicable, foreign regulations and regulatory bodies. In addition, the Fund's ability to use derivative instruments may be limited by tax considerations.

      General Limitations on Futures and Options Transactions. The Fund will file a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not subject to regulation as a commodity pool under the CEA.

      Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

      Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund's records in the amount prescribed. Securities segregated on the Fund's records cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

      Options. The Fund may purchase put and call options on equity securities, equity indices or futures contracts. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

      As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date.

The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

      Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

      Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

      Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Fund's derivative investments may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

      Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

      An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

      Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

      There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

      Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

      As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark-to-market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

      Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

      In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

      In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10%-, 20%- and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

      A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

      Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

      Swap Agreements. The Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

      Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

      Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

      A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets on the Fund's records with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets on the Fund's records with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

      The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

REPURCHASE AGREEMENTS

      As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Sub-Advisor, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but the Fund may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Sub-Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Fund will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

LENDING OF PORTFOLIO SECURITIES

      Although it is not the Fund's current intention, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Sub-Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(i) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (ii) possible subnormal levels of income and lack of access to income during this period, and (iii) expenses of enforcing its rights.

PORTFOLIO TRADING AND TURNOVER RATE

      Portfolio trading will be undertaken as determined by the Fund's Sub-Advisor. There are no limits on the rate of portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may also result in the Fund's recognition of gains that will be taxable as ordinary income when distributed to the Fund's Common Shareholders. A high portfolio turnover may also increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Common Shareholders. See "Tax Matters" in the Fund's Prospectus and "Federal Income Tax Matters" in this Statement of Additional Information.

LEVERAGE PROGRAM

      Under normal market conditions, the Fund currently intends to seek to enhance the level of distributions through the use of financial leverage. The Fund intends to utilize financial leverage through borrowings and/or through the issuance of commercial paper, notes or Preferred Shares (collectively, "Leverage") in an aggregate amount up to 15% of the Fund's Managed Assets after such borrowings and/or issuance. The Fund may borrow from banks and other financial institutions. With respect to certain of its derivative positions, the Fund intends to maintain an amount of cash or liquid securities in a segregated account equal to the face value of those positions. The Fund may also offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the 1940 Act. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. Any use of leverage by the Fund will be consistent with the provisions of the 1940 Act.

      Any Leverage would have complete priority upon distribution of assets over Common Shares and may be secured by the assets of the Fund. The issuance of Leverage would leverage the Common Shares. Although the timing and other terms of the offering of Leverage (other than any derivative transactions) would be determined by the Board of Trustees, the Fund expects to invest the proceeds derived from any Leverage offering in securities consistent with the Fund's investment objectives and policies. If Preferred Shares are issued, they may pay dividends based on fixed rates, floating or adjustable rates or auction rates. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage, after taking expenses into consideration, the Leverage will cause Common Shareholders to receive a higher rate of income than if the Fund were not leveraged.

      Leverage creates risk for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of Leverage, the Fund's return will be greater than if Leverage had not been used. Conversely, if the total return derived from securities purchased with proceeds received from the use of Leverage is less than the cost of Leverage, the Fund's return will be less than if Leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Advisor nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Sub-Advisor anticipates that it will be able to invest the proceeds from Leverage at a higher rate of return than the costs of Leverage, which would enhance returns to Common Shareholders. The fees paid to the Advisor (and by the Advisor to the Sub-Advisor) will be calculated on the basis of the Managed Assets, including proceeds from borrowings for Leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing Leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if the Fund did not utilize a leveraged capital structure. The use of Leverage creates risks and involves special considerations.

      The Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In connection with this authorization, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the borrowing instrument's stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33 1/3% of Managed Assets). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

      The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Furthermore, the 1940 Act grants, in certain circumstances, to the lenders to the Fund, certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings as soon as practicable. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

      Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any short-term corporate debt securities and/or any Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act or the Fund's investment objectives and policies.

      Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include more stringent asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two consecutive years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.

      The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

      With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue Preferred Shares;
(ii) incur liens or pledge portfolio securities or investments; (iii) change its Advisor, Sub-Advisor, investment objectives or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; and (viii) create, incur, assume or permit to exist certain specific types of debt. In addition, the Credit Agreements may contain covenants relating to asset coverage and portfolio composition requirements. Covenants contained in the Credit Agreements may place additional restrictions on the Fund's ability to invest, which could impact Fund performance.

      Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreements would limit the Fund's ability to pay dividends or make other distributions on the Fund's Common Shares unless the Fund complies with the Credit Agreements' covenants. In addition, the Credit Agreements may not permit the Fund to declare dividends or make other distributions or purchase or redeem Common Shares or Preferred Shares at any time that any event of default under the Credit Agreements has occurred and is continuing.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The general supervision of the duties performed for the Fund under the Investment Management Agreement is the responsibility of the Board of Trustees. There are five Trustees of the Fund, one of whom is an "interested person" (as the term is defined in the 1940 Act) ("Interested Trustee") and four of whom are Trustees who are not officers or employees of First Trust Advisors, which is the investment advisor to the Fund, or any of its affiliates ("Independent Trustees"). The Trustees set broad policies for the Fund, choose the Fund's officers and hire the Fund's investment advisor and other service providers. The Board of Trustees is divided into three classes: Class I, Class II and Class
III. In connection with the organization of the Fund, each Trustee has been elected for one initial term, the length of which depends on the class, as more fully described below. Subsequently, the Trustees in each class will be elected to serve for a term expiring at the third succeeding annual shareholder meeting subsequent to their election at an annual meeting, in each case until their respective successors are duly elected and qualified, as described below. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is an Interested Trustee due to his position as Chief Executive Officer of First Trust Advisors. The officers of the Fund manage the day-to-day operations and are responsible to the Fund's Board of Trustees. The officers of the Fund serve indefinite terms. The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.

                                                                                               NUMBER OF
                                                                                           PORTFOLIOS IN THE           OTHER
                                          TERM OF OFFICE(2)                                   FIRST TRUST          DIRECTORSHIPS
                            POSITION AND   AND YEAR FIRST                                    FUND COMPLEX             HELD BY
NAME, ADDRESS AND DATE OF     OFFICES        ELECTED OR        PRINCIPAL OCCUPATIONS          OVERSEEN BY        TRUSTEE DURING THE
          BIRTH              WITH FUND        APPOINTED       DURING THE PAST 5 YEARS           TRUSTEE             PAST 5 YEARS

Trustee who is an Interested
Person of the Fund
----------------------------

James A. Bowen(1)         President,      o Class III       Chief Executive Officer          84 Portfolios         None
120 East Liberty Drive,   Chairman of       (3)(4)          (December 2010 to Present),
  Suite 400               the Board,                        President (prior to and
Wheaton, IL 60187         Chief                             including December 2005 to
D.O.B.: 09/55             Executive       o 2011            December 2010), First Trust
                          Officer and                       Advisors L.P. and First
                          Trustee                           Trust Portfolios L.P.;
                                                            Chairman of the Board of
                                                            Directors, BondWave LLC
                                                            (Software Development
                                                            Company/Investment Advisor)
                                                            and Stonebridge Advisors
                                                            LLC  (Investment Advisor)


                                      -26-


                                                                                               NUMBER OF
                                                                                           PORTFOLIOS IN THE           OTHER
                                          TERM OF OFFICE(2)                                   FIRST TRUST          DIRECTORSHIPS
                            POSITION AND   AND YEAR FIRST                                    FUND COMPLEX             HELD BY
NAME, ADDRESS AND DATE OF     OFFICES        ELECTED OR        PRINCIPAL OCCUPATIONS          OVERSEEN BY        TRUSTEE DURING THE
          BIRTH              WITH FUND        APPOINTED       DURING THE PAST 5 YEARS           TRUSTEE             PAST 5 YEARS

Independent Trustees
----------------------------

Richard E. Erickson       Trustee         o Class II        Physician; President,            84 Portfolios         None
c/o First Trust Advisors                    (3)(4)          Wheaton Orthopedics;
  L.P.                                                      Co-owner and Co-Director
120 East Liberty Drive,                                     (January 1996 to May 2007),
  Suite 400                               o 2011            Sports Med Center for
Wheaton, IL 60187                                           Fitness; Limited Partner,
D.O.B.: 04/51                                               Gundersen Real Estate
                                                            Limited Partnership;
                                                            Member, Sportsmed LLC

Thomas R. Kadlec          Trustee         o Class II        President (March 2010            84 Portfolios         Director of
c/o First Trust Advisors                    (3)(4)          to Present), Senior                                    ADM Investor
  L.P.                                                      Vice President and                                     Services, Inc.
120 East Liberty Drive,                   o 2011            Chief Financial                                        and ADM Investor
  Suite 400                                                 Officer (May 2007                                      Services
Wheaton, IL 60187                                           to March 2010),                                        International
D.O.B.: 11/57                                               Vice President
                                                            and Chief Financial Officer
                                                            (1990 to May 2007), ADM
                                                            Investor Services, Inc.
                                                            (Futures Commission
                                                            Merchant)

Robert F. Keith           Trustee         o Class I (3)(4)  President (2003 to               84 Portfolios         Trust Company of
c/o First Trust Advisors                                    Present), Hibs Enterprises                             Illinois
  L.P.                                    o 2011            (Financial and Management
120 East Liberty Drive,                                     Consulting)
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson           Trustee         o Class III       President (June 2002 to          84 Portfolios         Director of
c/o First Trust Advisors                    (3)(4)          Present), Covenant College                             Covenant
  L.P.                                                                                                             Transport Inc.
120 East Liberty Drive,                   o 2011
  Suite 400
Wheaton, IL 60187
D.O.B.: 03/54

Officers of the Fund
----------------------------

Mark R. Bradley           Treasurer,      o Indefinite      Chief Financial Officer and      N/A                   N/A
120 East Liberty Drive    Chief             term            Chief Operating Officer
  Suite 400               Financial                         (December 2010 to Present),
Wheaton, IL 60187         Officer and                       First Trust Advisors L.P.
D.O.B.: 11/57             Chief           o 2011            and First Trust Portfolios
                          Accounting                        L.P.; Chief Financial
                          Officer                           Officer, BondWave LLC
                                                            (Software Development
                                                            Company/Investment Advisor)
                                                            and Stonebridge Advisors
                                                            LLC (Investment Advisor)


                                      -27-


                                                                                               NUMBER OF
                                                                                           PORTFOLIOS IN THE           OTHER
                                          TERM OF OFFICE(2)                                   FIRST TRUST          DIRECTORSHIPS
                            POSITION AND   AND YEAR FIRST                                    FUND COMPLEX             HELD BY
NAME, ADDRESS AND DATE OF     OFFICES        ELECTED OR        PRINCIPAL OCCUPATIONS          OVERSEEN BY        TRUSTEE DURING THE
          BIRTH              WITH FUND        APPOINTED       DURING THE PAST 5 YEARS           TRUSTEE             PAST 5 YEARS

Erin E. Chapman           Assistant       o Indefinite      Assistant General Counsel        N/A                   N/A
120 East Liberty Drive    Secretary         term            (October 2007 to Present),
  Suite 400                                                 Associate Counsel (March
Wheaton, IL 60187                         o 2011            2006 to October 2007),
D.O.B.: 08/76                                               First Trust Advisors L.P.;
                                                            Associate Attorney
                                                            (November 2003 to March
                                                            2006) Doyle & Bolotin, Ltd.

James M. Dykas            Assistant       o Indefinite      Controller (January 2011 to      N/A                   N/A
120 East Liberty Drive    Treasurer         term            Present), Senior Vice
  Suite 400                                                 President (April 2007 to
Wheaton, IL 60187                         o 2011            Present), Vice President
D.O.B.: 01/66                                               (January 2005 to April
                                                            2007), First Trust Advisors
                                                            L.P. and First Trust
                                                            Portfolios L.P.

Christopher R. Fallow     Assistant Vice  o Indefinite      Assistant Vice President         N/A                   N/A
120 East Liberty Drive    President         term            (August 2006 to Present),
  Suite 400                                                 Associate (January 2005 to
Wheaton, IL 60187                         o 2011            August 2006), First Trust
D.O.B.: 04/79                                               Advisors L.P. and First
                                                            Trust Portfolios L.P.

Rosanne Gatta             Assistant       o Indefinite      Board Liaison Associate          N/A                   N/A
120 East Liberty Drive    Secretary         Term            (July 2010 to Present),
  Suite 400                                                 First Trust Advisors L.P.
Wheaton, IL  60187                        o 2011            and First Trust Portfolios
D.O.B.: 07/55                                               L.P., Assistant Vice
                                                            President (February 2001 to
                                                            July 2010), PNC Global
                                                            Investment Servicing

W. Scott Jardine          Secretary       o Indefinite      General Counsel, First           N/A                   N/A
120 East Liberty Drive                      term            Trust Advisors L.P.,
  Suite 400                                                 First Trust Portfolios L.P.
Wheaton, IL 60187                         o 2011            and BondWave LLC
D.O.B.: 05/60                                               (Software Development
                                                            Company/Investment
                                                            Advisor); Secretary of
                                                            Stonebridge Advisors LLC
                                                            (Investment Advisor)

Daniel J. Lindquist       Vice President  o Indefinite      Senior Vice President            N/A                   N/A
120 East Liberty Drive                      term            (September 2005 to
  Suite 400                                                 Present), Vice President
Wheaton, IL 60187                         o 2011            (April 2004 to September
D.O.B.: 02/70                                               2005), First Trust Advisors
                                                            L.P. and First Trust
                                                            Portfolios L.P.


                                      -28-


                                                                                               NUMBER OF
                                                                                           PORTFOLIOS IN THE           OTHER
                                          TERM OF OFFICE(2)                                   FIRST TRUST          DIRECTORSHIPS
                            POSITION AND   AND YEAR FIRST                                    FUND COMPLEX             HELD BY
NAME, ADDRESS AND DATE OF     OFFICES        ELECTED OR        PRINCIPAL OCCUPATIONS          OVERSEEN BY        TRUSTEE DURING THE
          BIRTH              WITH FUND        APPOINTED       DURING THE PAST 5 YEARS           TRUSTEE             PAST 5 YEARS

Coleen D. Lynch           Assistant Vice  o Indefinite      Assistant Vice President         N/A                   N/A
120 East Liberty Drive    President         term            (January 2008 to Present),
  Suite 400                                                 First Trust Advisors L.P.
Wheaton, IL 60187                         o 2011            and First Trust Portfolios
D.O.B.: 07/58                                               L.P.; Vice President (May
                                                            1998 to January 2008), Van
                                                            Kampen Asset Management and
                                                            Morgan Stanley Investment
                                                            Management

Kristi A. Maher           Assistant       o Indefinite      Deputy General Counsel (May      N/A                   N/A
120 East Liberty Drive    Secretary and     term            2007 to Present), Assistant
  Suite 400               Chief                             General Counsel (March 2004
Wheaton, IL 60187         Compliance      o 2011            to May 2007), First Trust
D.O.B.: 12/66             Officer                           Advisors L.P. and First
                                                            Trust Portfolios L.P.

--------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors, the investment advisor of the Fund.

(2) Officer positions with the Fund have an indefinite term.

(3) After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

      - Class I Trustee serves an initial term until the     annual shareholder
        meeting subsequent to his election called for the purpose of electing Trustees.

      - Class II Trustees serve an initial term until the     succeeding annual
        shareholder meeting called for the purpose of electing Trustees.

      - Class III Trustees serve an initial term until the     succeeding annual
        shareholder meeting called for the purpose of electing Trustees.

(4) Each Trustee has served in such capacity since the Fund's inception.

UNITARY BOARD LEADERSHIP STRUCTURE

      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of the Fund; First Trust Series Fund and First Defined Portfolio Fund, LLC, open-end funds with two and eight portfolios, respectively, advised by First Trust Advisors; First Trust Energy Infrastructure Fund, First Trust High Income Long/Short Fund, First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund, closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with 60 portfolios advised by First Trust Advisors (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not

"interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. or their affiliates. In addition, Mr. Bowen and the other officers of the Fund (other than Christopher R. Fallow) hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Fund. Mr. Bowen serves as both the Chief Executive Officer for each First Trust Fund and the Chairman of the Board of each Fund in the First Trust Fund Complex. Mr. Fallow serves as Assistant Vice President of all the closed-end funds and the First Trust Series Fund only.

      The same five persons serve as Trustees on the Fund's Board of Trustees and on the boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust closed-end funds are managed by the Advisor and employ common service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to these closed-end funds pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including the Fund, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board, the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Fund's business.

      Annually, the Board of Trustees will review its governance structure and the committee structures, their performance and functions and any processes that would enhance Board governance over the Fund's business. The Board of Trustees has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board of Trustees has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a two-year term or until his successor is selected. Niel B. Nielson currently serves as the Lead Independent Trustee.

      The Board of Trustees has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. Since the Fund's organizational meeting, the Board of Trustees of the First Trust Fund Complex and its committees has held meetings during the current fiscal year to oversee the First Trust Funds' activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board of Trustees acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The three committee chairs and the Lead Independent Trustee rotate every two years in serving as chair of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee also serves on the Executive Committee with the Interested Trustee.

      The four standing committees of the Board are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Pricing and Dividend Committee, which is authorized to exercise all of the powers and authority of the Board of Trustees in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such Common Shares are to be sold, approval of the final terms of the underwriting agreement, and approval of the members of the underwriting syndicate. Such Committee is also responsible for the declaration and setting of dividends. Mr. Nielson and Mr. Bowen are members of the Executive Committee.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Fund's Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. The Board of Trustees has also adopted a mandatory retirement age of 72. When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable First Trust Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth;
(iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.

      The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee.

      The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee.

RISK OVERSIGHT

      As part of the general oversight of the Fund, the Board of Trustees is involved in the risk oversight of the Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Fund's risks. Oversight of investment and compliance risk, including oversight of the Sub-Advisor, is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Fund's Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Sub-Advisor and its operations and processes. The Board of Trustees reviews reports on the Fund's and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers' compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing agents and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.

BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, Sub-Advisor, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a trustee.

      Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception. Dr. Erickson has also served as the Lead Independent Trustee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 - 2007) and Chairman of the Valuation Committee (June 2006 - 2007 and since 2010) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of each First Trust closed-end fund since its inception. Mr. Kadlec has also served on the Executive Committee since the organization of the first First Trust closed-end fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 -
2009) and currently serves as Chairman of the Audit Committee (since 2010) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2004. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the

Audit Committee (2008 - 2009) of the First Trust Funds and currently serves as Chairman of the Nominating and Governance Committee (since 2010) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has served as the President of Covenant College since 2002. Mr. Nielson formerly served as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 -
1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 - 2006), Chairman of the Nominating and Governance Committee (2008 - 2009) and currently serves as Lead Independent Trustee (since 2010) of the First Trust Funds.

      James A. Bowen is President and Chief Executive Officer of the First Trust Funds and Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 26 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception.

      As described above, the Board of Trustees is divided into three classes and, in connection with the organization of the Fund, Trustees were elected for an initial term. The Class I Trustee will serve until the succeeding annual meeting subsequent to his initial election; Class II Trustees will serve until the succeeding annual meeting subsequent to their initial election; and Class III Trustees will serve until the succeeding annual meeting subsequent to their initial election. At each annual meeting, the Trustees chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Trustees whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election, in each case until their respective successors are duly elected and qualified. Holders of any Preferred Shares will be entitled to elect a majority of the Fund's Trustees under certain circumstances. See "Description of Shares - Preferred Shares - Voting Rights" in the Prospectus.

      Each trust in the First Trust Fund Complex pays each Trustee who is not an officer or employee of First Trust Advisors, any sub-advisor or any of their affiliates ("Independent Trustees") an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. In addition, for all the trusts in the First Trust Fund Complex, Mr. Nielson is paid annual compensation of $10,000 to serve as the Lead Independent Trustee, Mr. Kadlec is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee, Dr. Erickson is paid annual compensation of $2,500 to serve as chairman of the Valuation Committee and Mr. Keith is paid annual compensation of

$2,500 to serve as the chairman of the Nominating and Governance Committee. Each chairman and the Lead Independent Trustee will serve a two year term expiring December 31, 2011 before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The annual compensation is allocated equally among each of the trusts in the First Trust Fund Complex. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

      The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year to each of the Trustees and estimated total compensation to be paid to each of the Trustees by the First Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans. The officers and the Trustee who are "interested persons" as designated above serve without any compensation from the Fund.

                                                                 ESTIMATED
                                                            TOTAL COMPENSATION
                               ESTIMATED AGGREGATE             FROM FUND AND
 NAME OF TRUSTEE           COMPENSATION FROM FUND (1)         FUND COMPLEX(2)
 James A. Bowen                      $0                           $0
 Richard E. Erickson                 $                            $
 Thomas R. Kadlec                    $                            $
 Robert F. Keith                     $                            $
 Niel B. Nielson                     $                            $

--------------------

(1) The compensation estimated to be paid by the Fund to the Trustees for the first full fiscal year for services to the Fund.

(2) The total estimated compensation to be paid to Messrs. Erickson, Kadlec, Keith and Nielson, Independent Trustees, from the Fund and the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the Fund and the First Defined Portfolio Fund, LLC, an open-end fund (with eight portfolios), the First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds, plus estimated compensation to be paid to these Trustees by the First Trust Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the Energy Income and Growth Fund, the First Trust Enhanced Equity Income Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust Mortgage Income Fund, the First Trust Strategic High Income Fund II, the First Trust/Aberdeen Emerging Opportunity Fund, the First Trust Specialty Finance and Financial Opportunities Fund, the First Trust Active Dividend Income Fund, the First Trust High Income Long/Short Fund and the First Trust Energy Infrastructure Fund.

      The Fund has no employees. Its officers are compensated by First Trust Advisors. The shareholders of the Fund will vote on the election of certain Trustees for a three-year term at the next annual meeting of shareholders.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2010. Because the Fund recently commenced operations, the Trustees did not own any securities of the Fund as of the Fund's inception or as of the date of this Statement of Additional Information.

                                                    AGGREGATE DOLLAR RANGE OF
                                                     EQUITY SECURITIES IN ALL
                            DOLLAR RANGE OF      REGISTERED INVESTMENT COMPANIES
                           EQUITY SECURITIES         OVERSEEN BY TRUSTEE IN
TRUSTEE                       IN THE FUND           FIRST TRUST FUND COMPLEX
James A. Bowen                  None                    $50,001 - $100,000
Richard E. Erickson             None                    Over $100,000
Thomas R. Kadlec                None                    Over $100,000
Robert F. Keith                 None                    Over $100,000
Niel B. Nielson                 None                    Over $100,000

      As of       , 2011, the Trustees of the Fund who are not "interested
persons" of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

      As of       , 2011, First Trust Portfolios L.P. owned both beneficially and of record all of the Common Shares of the Fund. First Trust Portfolios L.P. is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.


                               INVESTMENT ADVISOR

      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $43 billion in assets which it managed or supervised as of September 30, 2011. As investment advisor, First Trust Advisors provides the Fund with professional investment supervision and selects the Fund's Sub-Advisor (with the approval of the Board of Trustees) and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Advisor, manages and executes options transactions in connection with the Fund's Option Strategy, and provides the Fund with fund reporting services and certain other services necessary with the management of the portfolio.

      The Fund's Option Strategy will be managed by First Trust Advisors, including portfolio managers John Gambla and Rob A. Guttschow. Mr. Gambla and Mr. Guttschow joined First Trust Advisors in July of 2011.

      John Gambla is a Senior Portfolio Manager at First Trust Advisors with 20 years of investment experience, most recently as co-Chief Investment Officer at the Nuveen HydePark Group LLC, a wholly-owned subsidiary of Nuveen Investments. While at HydePark, Mr. Gambla co-directed HydePark's investment activities including research, product development, trading, portfolio management and performance attribution. Previously, Mr. Gambla was a Senior Trader and Quantitative Specialist at Nuveen Asset Management, a wholly-owned subsidiary of

Nuveen Investments. Mr Gambla earned a Bachelor of Science in genetics and developmental biology and a Bachelor of Arts in finance from the University of Illinois at Urbana/Champaign, and earned an MBA from the University of Chicago's Graduate School of Business. He is a CFA Charterholder and holds FRM and PRM designations.

      Rob Guttschow is a Senior Portfolio Manager at First Trust Advisors. Mr. Guttschow has nearly 20 years of investment experience, most recently as co-Chief Investment Officer at Nuveen HydePark Group LLC, a wholly-owned subsidiary of Nuveen Investments. While at HydePark, Mr. Guttschow co-directed HydePark's investment activities including research, product development, trading, portfolio management and performance attribution. Previously, Mr. Guttschow was an Overlay Manager and Senior Portfolio Manager at Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments. Mr. Guttschow has also served as Partner, Managing Director and Senior Portfolio Manager at Lotsoff Capital Management. Mr. Guttschow earned a Bachelor of Science degree in engineering and an MBA from the University of Illinois at Urbana/Champaign. He is a CFA Charterholder and a member of the CFA Society of Chicago.

      First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of the Advisor. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

      First Trust Advisors is advisor or sub-advisor to 14 mutual funds, four exchange-traded funds consisting of 60 series and 13 closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, took over the First Trust product line and acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. The First Trust product line commenced with the first insured unit investment trust in 1974, and to date, more than $150 billion in gross assets have been deposited in First Trust Portfolios L.P. unit investment trusts.

      First Trust Advisors acts as investment advisor to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect from year-to-year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund or by the Board of Trustees (accompanied by appropriate notice), and will terminate automatically upon its assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the material covenants of the Advisor set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. See "Management of the Fund--Investment Management Agreement" in the Fund's Prospectus.

      In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations except the Sub-Advisor's fee, which is paid by the Advisor out of the Advisor's management fee. The costs and expenses paid by the Fund include: compensation of its Trustees (other than the Trustee affiliated with First Trust Advisors); custodian, transfer agent, administrative, accounting and dividend disbursing expenses; legal fees; expenses of independent auditors; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

      The Investment Management Agreement has been approved by the Board of Trustees of the Fund, including a majority of the Independent Trustees, and the sole shareholder of the Fund. Information regarding the Board of Trustees' approval of the Investment Management and Sub-Advisory Agreements will be available in the Fund's annual report for the fiscal period ending May 31, 2012.

CODE OF ETHICS

      The Fund, the Advisor and the Sub-Advisor have each adopted codes of ethics that comply with Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the applicable code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics are available on the EDGAR Database on the SEC's website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

                                  SUB-ADVISOR

      Henderson, a Delaware corporation and SEC-registered investment adviser, will serve as the Sub-Advisor to the Fund with responsibility for the overall management of the Fund. Henderson provides investment management services to institutional, retail and high net worth clients. The Advisor (and not the Fund) will pay a portion of the fees it receives to the Sub-Advisor in return for its services. As of September 30, 2011, Henderson managed approximately $8.3 billion in total assets. The principal offices of Henderson are located at 737 North Michigan Avenue, Suite 1700, Chicago, Illinois.

      Henderson is an indirect wholly owned subsidiary of Henderson Group plc. ("Henderson Group"), which is the parent company of an asset management group managing approximately $102.2 billion in assets as of September 30, 2011. Henderson Group, founded in 1934, is a global money manager providing a wide range of investment products and services worldwide. In rendering investment advisory services, the Sub-Advisor has engaged and will use the resources of, Henderson Investment Management Limited ("HIML"), a wholly owned registered investment adviser subsidiary of Henderson Group pursuant to an investment sub-advisory agreement between Henderson and HIML. Investment professionals of HIML will render portfolio management, research or trading services to clients of the Sub-Advisor, including the Fund. HIML will, among other things, manage the investment and reinvestment of the Fund's assets, monitor the Fund's investments and comply with the stated investment objectives, policies and restrictions of the Fund. Henderson Group is headquartered in London at 4 Broadgate, London, United Kingdom.

      The Fund's portfolio will be managed by lead portfolio manager, Ben Lofthouse, and co-managers Alex Crooke and Job Curtis.

BEN LOFTHOUSE, CFA

      Portfolio Manager - Fund Manager for the Value and Income Team

      Ben Lofthouse is a Fund Manager for the Value and Income Team at Henderson Group and is responsible for stock selection and portfolio construction for the accounts he manages. He is also portfolio manager for Henderson International Income Trust and Henderson Horizon Pan-European Equity Dividend Fund and serves as deputy fund manager for Henderson Global Equity Income Fund, Henderson High Income Investment Trust and Lowland Investment Trust.

      Mr. Lofthouse has over 13 years of investment management experience. Prior to joining Henderson in 2004, he was an auditor with Pricewaterhouse Coopers. He graduated with honors in Business Economics from Exeter University. He holds the Chartered Financial Analyst designation and is a qualified accountant ACA.

ALEX CROOKE

      Portfolio Manager - Director of Value and Income

      Alex Crooke is Director of Value and Income at Henderson Group and is responsible for stock selection and portfolio construction for the accounts he manages. He is also a portfolio manager for Henderson Global Equity Income Fund, Henderson High Income Investment Trust and Bankers Investment Trust.

      Mr. Crooke has over 21 years of investment management experience. Prior to joining Henderson in 1994, he was an Investment Analyst with Equitable Life Assurance Society. He graduated with honors from Manchester University with a degree in Physics and Astrophysics and is an Associate Member of the Society of Investment Professionals.

JOB CURTIS

         Portfolio Manager - Head of Value and Income

      Job Curtis is Head of Value and Income for Henderson Group and is responsible for stock selection and portfolio construction for the accounts he manages. He is also a portfolio manager for City of London Investment Trust, Henderson Global Equity Income Fund and Henderson Global Dividend Income Fund.

      Mr. Curtis has over 26 years of investment management experience. Prior to joining Henderson in 1987, he was an Assistant Fund Manager at Cornhill Insurance before moving to Touche Remnant. He graduated with honors from Oxford University with a degree in Philosophy, Politics and Economics and is an Associate Member of the Society of Investment Professionals.

--------- ------------------------------------------------------------------------------------------
                       NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                                 AS OF
--------- ------------------------------------------------------------------------------------------
             REGISTERED INVESTMENT              OTHER POOLED                  OTHER ACCOUNTS
                   COMPANIES
             (OTHER THAN THE FUND)          INVESTMENT VEHICLES
--------- ---------------------------- ------------------------------- -----------------------------
          Number:  ___                       Number:  ___                Number:  ___
          Assets:  $_____ million            Assets:  $_____ million     Assets:  $_____ million
--------- ---------------------------- ------------------------------- -----------------------------

      Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the potential conflicts described below.

      The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisor seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

      If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.

      With respect to securities transactions for the Fund, the Sub-Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Advisor acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of such fund or other account(s) involved.

      The Sub-Advisor, the Advisor and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

      The compensation plan for Henderson Group's investment professionals for all accounts managed, including the Fund, is based on a variety of measures of investment performance and consists of four primary elements. Compensation includes a competitive base salary with a short-term incentive bonus plan based largely on investment performance that typically varies in amount between 50 percent and 150 percent of the base salary. In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth. Some managers are granted an award in a long-term incentive program that is based on several factors, including the profitability of Henderson Group. Additionally, some managers participate in the distribution of performance-related fees if such funds are structured accordingly. Henderson Group offers an employee share plan whereby managers may be able to invest part of their remuneration in various share schemes which are then partially matched by Henderson Group.

      The Sub-Advisor, subject to the Board of Trustees' and Advisor's supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of the Fund in accordance with the Fund's investment objectives, policies and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Advisor in writing. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the Sub-Advisory Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor will in all material respects satisfy any applicable fiduciary duties it may have to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration of Trust and

By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Advisor is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any loss suffered by the Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

      Pursuant to the Sub-Advisory Agreement among the Advisor, the Sub-Advisor and the Fund, the Advisor has agreed to pay for the services and facilities provided by the Sub-Advisor through sub-advisory fees, as set forth in the Fund's Prospectus. The Sub-Advisor receives a portfolio management fee equal to % of the Fund's Managed Assets. HIML receives from the Sub-Advisor a sub-advisory fee equal to % of the Fund's Managed Assets. The Sub-Advisor's fee is paid by the Advisor out of the Advisor's management fee. No advisory fee will be paid by the Fund directly to the Sub-Advisor or HIML.

      The Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust Advisors, the Fund's Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Advisor.

      All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by the Board of Trustees, including a majority of the Independent Trustees of the Fund, and the initial shareholder of the Fund.


                      PROXY VOTING POLICIES AND PROCEDURES

      The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best interests of the Fund.

      The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board has delegated day-to-day proxy voting responsibility to the Sub-Advisor. The Proxy Voting Guidelines of the Sub-Advisor are set forth in Appendix B to this Statement of Additional Information.

      Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 will be available: (i) without charge, upon request, by calling (800) 621-1675; (ii) on the Fund's website at http://www.ftportfolios.com; and (iii) by accessing the SEC's website at http://www.sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the supervision of the Board of Trustees, the Advisor and Sub-Advisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Advisor in connection with the Option Strategy, or Sub-Advisor in connection with the Fund's portfolio securities, and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Advisor and Sub-Advisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Advisor or Sub-Advisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Advisor or Sub-Advisor reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (within the meaning of Section 28(e)(3) of the 1934 Act) provided by such broker or dealer to the Advisor or Sub-Advisor, viewed in terms of either that particular transaction or of the overall responsibilities with respect to its clients, including the Fund, as to which the Advisor and Sub-Advisor exercise investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

      The Advisor and Sub-Advisor's objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution include, but are not limited to, the following: (i) determine each client's trading requirements;
(ii) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (iii) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (iv) maintain client confidentiality and proprietary information inherent in the decision to trade; and (v) review the results on a periodic basis.

      In arranging for the purchase and sale of clients' portfolio securities, the Advisor and Sub-Advisor take numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts' portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Advisor and Sub-Advisor's knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; the Sub-Advisor's knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The Advisor and Sub-Advisor do not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weigh a combination of the preceding factors.

      When buying or selling securities in dealer markets, the Advisor and Sub-Advisor generally prefer to deal directly with market makers in the securities. The Advisor and Sub-Advisor will typically effect these trades on a "net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the "spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the Advisor or Sub-Advisor and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

      The Sub-Advisor may use Electronic Communications Networks ("ECN") or Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the Advisor or Sub-Advisor's judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

      Portfolio transactions for each client account will generally be completed independently, except when the Advisor or Sub-Advisor is in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Advisor and Sub-Advisor endeavor, when possible, to use an "averaging" procedure.

      Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the Advisor or Sub-Advisor unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

      The Advisor and Sub-Advisor may also consider the following when deciding on allocations: (i) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (ii) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (iii) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.

                             DESCRIPTION OF SHARES

COMMON SHARES

      The beneficial interest of the Fund may be divided from time to time into shares of beneficial interest of such classes and of such designations and par values (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the Trustees from time to time in their sole discretion, without shareholder vote. The Fund's Declaration of Trust initially authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting in the election of Trustees.

      It is anticipated that the Common Shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the Common Shares is expected to be " ". The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

      Shares of closed-end investment companies may frequently trade at prices lower than NAV. NAV will be reduced immediately following this offering after payment of the sales load and organization and offering expenses. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" below and "The Fund's Investments" in the Fund's Prospectus.

PREFERRED SHARE AUTHORIZATION

      Under the terms of the Declaration of Trust, the Board of Trustees has the authority in its sole discretion, without prior approval of the Common Shareholders, to authorize the issuance of Preferred Shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions, as determined by the Board of Trustees.

BORROWINGS

      The Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the borrowing instrument's stated interest rate. The Fund may borrow from banks and other financial institutions.

      Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an "asset coverage" of at least 300% (33 1/3% of Managed Assets after Borrowings). With respect to such Borrowings, "asset coverage" means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by the guidelines of one or more NRSROs which may issue ratings for short-term corporate debt securities and/or Preferred Shares issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

      Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

      Voting Rights. The 1940 Act grants (in certain circumstances) to the lenders to the Fund certain voting rights in the event the asset coverage falls below specified levels. In the event that the Fund elects to be treated as a regulated investment company under the Code and such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings as soon as practicable. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

      The discussion above describes the Fund's Board of Trustees' present intention with respect to Borrowings. If authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust.


           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

      Under Massachusetts law, shareholders in certain circumstances could be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

      The Declaration of Trust provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund. The Declaration of Trust further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Fund or its shareholders for any act, omission, or obligation of the Fund. A present or former Trustee, officer or employee of the Fund is not liable to the Fund or its shareholders for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office, and for nothing else and is not liable for errors of judgment or mistakes of fact or law.

      The Declaration of Trust requires the Fund to indemnify any persons who are or who have been Trustees, officers or employees of the Fund for any liability for actions or failure to act except to extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

      The Declaration of Trust also clarifies that any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

      The Declaration of Trust requires a shareholder vote only on those matters where the 1940 Act or the Fund's listing with an exchange require a shareholder vote, but otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration of Trust gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another closed-end fund, and the sale of all or substantially all of its assets without shareholder approval if the 1940 Act would not require such approval. The Declaration of Trust further provides that the Trustees may amend the Declaration of Trust in any respect without shareholder approval. The Declaration of Trust, however, prohibits amendments that impair the exemption from personal liability granted in the Declaration of Trust to persons who are or have been shareholders, Trustees, officers or employees of the Fund or that limit the rights to indemnification or insurance provided in the Declaration of

Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.

      The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the Trustees, the Board may from time to time be increased or decreased. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the Trustees elected by the holders of the Preferred Shares. Vacancies on the Board of Trustees may be filled by a majority action of the remaining Trustees to the extent permitted by the 1940 Act. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of Trustees may be amended only by vote of two-thirds of the Trustees then in office.

      Generally, the Declaration of Trust requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize: (i) a conversion of the Fund from a closed-end to an open-end investment company; (ii) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration of Trust); (iii) a sale, lease or exchange of all or substantially all of the Fund's assets (in the limited circumstances where a vote by shareholders is otherwise required under the Declaration of Trust); (iv) in certain circumstances, a termination of the Fund; (v) removal of Trustees by shareholders; or (vi) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items
(i), (ii) and (iii) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the affirmative vote of the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then Preferred Shares outstanding, with respect to (i) above, two-thirds of the Preferred Shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Furthermore, in the case of items (ii) or (iii) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the Preferred Shares within the meaning of Section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two-thirds of the Preferred Shares voting as a separate class, provided that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

      As noted above, pursuant to the Declaration of Trust, the affirmative approval of two-thirds of the shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any

Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (i) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the trustees specifically make such transaction subject to this voting provision, (ii) any transaction if two-thirds of the trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (iii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration of Trust, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration of Trust) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

      The provisions of the Declaration of Trust described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Shareholders.

      The Declaration of Trust also provides that prior to bringing a derivative action, a demand must first be made on the Trustees by three unrelated shareholders that hold shares representing at least 5% of the voting power of the Fund or affected class. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund's costs, including attorney's fees. The Declaration of Trust also includes a forum selection clause requiring that any shareholder litigation be brought in certain courts in Illinois and further provides that any shareholder bringing an action against the Fund waive the right to trial by jury to the fullest extent permitted by law.

      Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.


             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Trustees, in consultation with the Fund's Advisor, Sub-Advisor and any corporate finance services and consulting agent that the Advisor may retain, from time to time may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions, among other things. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. In addition, any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders. Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (i) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a registered closed-end investment company under the 1940 Act; (ii) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (iii) there is, in the Board of Trustees' judgment, any
(a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

      Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are Preferred Shares outstanding, the affirmative vote of two-thirds of the Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by a Majority Shareholder Vote, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Structure of the Fund; Common Share Repurchases and Change in Fund Structure--Conversion to Open-End Fund" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in the Prospectus to the extent discussed therein. Such limitations could adversely affect distributions to Common Shareholders in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

      The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

      In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.


                           FEDERAL INCOME TAX MATTERS

      This section summarizes the material U.S. federal income tax consequences of owning Common Shares of the Fund. This section is current and based upon federal income tax laws in effect as of the date of this Statement of Additional Information. Tax laws and interpretations change frequently, possibly with retroactive effect, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, financial institution, insurance company, investor in a pass-through entity, person whose "functional currency" is not the U.S. dollar, tax-exempt organization, broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences. Unless otherwise noted, the following tax discussion assumes that you hold Common Shares as a capital asset (generally, property held for investment).

      This federal income tax summary is based in part on the advice of counsel to the Fund. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

      As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

      The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code, and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its Common Shareholders.

      To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses or the securities of one or more certain publicly traded partnerships; and (iii) distribute in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and its net tax-exempt interest income for the taxable year. Recent legislation would allow certain exceptions for failure to otherwise qualify if the failure is for reasonable cause or is de minimus.

      As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to its Common Shareholders. The Fund intends to distribute to its Common Shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund did not pay federal income tax. To prevent application of the 4% excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      Subject to reasonable cause and de minimus exceptions provided in recent legislation, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund will be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits will be taxed to Common Shareholders as dividend income, which, in general and subject to limitations under the Code, under current law will constitute qualified dividend income in the case of individual shareholders in taxable years beginning on or before December 31, 2012, and would be eligible for the corporate dividends received deduction. Before qualifying as a regulated investment company again, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges).

DISTRIBUTIONS

      Distributions paid out of the Fund's investment company taxable income generally are taxable to a Common Shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Common Shares. However, if the Fund holds certain equity securities, certain ordinary income distributions that are specifically reported by the Fund may constitute qualified dividend income eligible for taxation at capital gains tax rates. In particular, a portion of the ordinary income distributions received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (generally, a maximum rate of 15%), provided certain holding period and other requirements are satisfied by both the regulated investment company and the shareholder and provided the dividends are attributable to "qualified dividends" received by the regulated investment company itself. For this purpose, qualified dividends mean dividends received by the Fund from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Dividends received by the Fund from real estate investment trusts and foreign corporations are qualified dividends eligible for this lower tax rate only in certain circumstances. These special rules relating to the taxation of ordinary income distributions from regulated investment companies generally apply to taxable years beginning before January 1, 2013.

      Distributions of net capital gain, if any, properly reported as capital gain dividends are taxable to a Common Shareholder as long-term capital gain, regardless of how long the Common Shareholder has held Common Shares of the Fund. The Option Strategy may limit the ability of the Fund to make capital gains dividends. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital which is applied against and reduces the Common Shareholder's tax basis in his or her Common Shares. To the extent that the amount of any distribution exceeds the Common Shareholder's basis in his or her shares, the excess will be treated by the Common Shareholder as gain from a sale or exchange of the Common Shares.

      Under the Fund's dividend reinvestment plan (the "Plan"), if a Common Shareholder owns Common Shares in his or her own name, the Common Shareholder will have all dividends (including any capital gain dividends) automatically reinvested in additional Common Shares unless the Common Shareholder opts out of the Plan prior to the record date of the next dividend or distribution. See "Dividend Reinvestment Plan" in the prospectus. If a Common Shareholder's dividend distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distributions in Common Shares acquired on behalf of the Common Shareholder in open-market purchases, for U.S. federal income tax purposes, the Common Shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the Common Shareholder had elected to receive cash. If a Common Shareholder's dividend distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued Common Shares of the Fund, the Common Shareholder will be treated as receiving a taxable distribution equal to the fair market value of the Common Shares the Common Shareholder receives. The Common Shareholder will have an adjusted basis in additional Common Shares purchased through the Plan equal to the amount of the taxable distribution. The additional Common Shares will have a new holding period commencing on the day following the day on which the Common Shares are credited to the Common Shareholder's account.

      A Common Shareholder may elect not to have all dividends automatically reinvested in additional Common Shares pursuant to the Plan. If a Common Shareholder elects not to participate in the Plan, such Common Shareholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable, as discussed above, regardless of whether a Common Shareholder takes them in cash or they are reinvested pursuant to the Plan in additional Common Shares of the Fund.

      The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Common Shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each Common Shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Common Shares by an amount equal to the deemed distribution less the tax credit.

      Common Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and Common Shareholders receiving distributions in the form of additional Common Shares will receive a report as to the value of those shares.

      Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8% "Medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

MULTIPLE CLASSES OF SHARES

      The IRS has taken the position that if a regulated investment company has two classes or more of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including ordinary income and net capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class. Consequently, if both Common Shares and Preferred Shares are outstanding, the Fund intends to designate distributions made to the classes of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the Fund will designate dividends constituting capital gain dividends and other taxable dividends in a manner that allocates such income between the holders of Common Shares and Preferred Shares in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law.

DIVIDENDS RECEIVED DEDUCTION

      A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income distributions on Common Shares that are attributable to dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction. A corporation that owns Common Shares may be eligible to take a dividends received deduction if such a reporting is made and certain holding period requirements are met by both the Fund and such corporation.

SALE OR EXCHANGE OF COMMON SHARES OF THE FUND

      Upon the sale or other disposition of Common Shares of the Fund a Common Shareholder generally will realize a capital gain or loss in an amount equal to the difference between the amount realized and the Common Shareholder's adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the Common Shareholder's holding period for the Common Shares. Generally, a Common Shareholder's gain or loss will be a long-term gain or loss if the Common Shares have been held for more than one year. For individual taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

      Any loss realized on a sale or other disposition of Common Shares will be disallowed to the extent that the Common Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Common Shares or to the extent that the Common Shareholder, during such period, acquires or enters into an option or contract to acquire substantially identical stock or securities. In this case, the basis of the Common Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Common Shareholder on a disposition of Common Shares of the Fund held by the Common Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the Common Shareholder (or amounts designated as undistributed capital gains) with respect to the Common Shares.

NATURE OF THE FUND'S INVESTMENTS

      Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income,
(iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the regulated investment company rules. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

      Certain income trusts (such as U.S. royalty trusts) and master limited partnerships that are not "qualified publicly traded partnerships" (as defined for U.S. federal income tax purposes) generally pass through tax items such as income, gain or loss to interest holders. In such cases, the Fund will be required to monitor the individual underlying items of income that it receives from such entities to determine how it will characterize such income for purposes of meeting the 90% gross income requirement. In addition, in certain circumstances, the Fund will be deemed to own the assets of such entities and would need to look to such assets in determining the Fund's compliance with the asset diversification rules applicable to regulated investment companies. Thus, the extent to which the Fund may invest in securities issued by such entities may be limited by the Fund's intention to qualify as a regulated investment company under the Code. Prospective investors should be aware that if, contrary to the Fund's intention, the Fund fails to limit its direct and indirect investments in such entities, or if such investments are re-characterized for U.S. federal income tax purposes, the Fund's status as a regulated investment company may be jeopardized.

      Foreign Currency Transactions. Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to Common Shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% gross income requirement. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year would not be deductible by the Fund or its Common Shareholders in future years.

      Investing in Below-Investment Grade Securities. The Fund may invest significantly in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

      Investments in Non-U.S. Securities. Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of the Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's Common Shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each Common Shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each Common Shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual Common Shareholder who does not itemize deductions. In certain circumstances, a Common Shareholder that (i) has held Common Shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such Common Shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each Common Shareholder should consult its own tax advisor regarding the potential application of foreign tax credits.

      Original Issue Discount And Market Discount. The Fund may invest in instruments with original issue discount or market discount. In the case of original issue discount instruments, the Fund will be required to accrue taxable income without necessarily receiving payments on the instruments, and the amount of original issue discount will be included in determining the amount of income that the Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies and to avoid the payment of U.S. federal income tax and the nondeductible 4% excise tax. In regard to instruments with market discount, the Fund may make an election to accrue the market discount over the term of the instrument. If the Fund holds original issue discount instruments or the Fund makes the election to accrue market discount, the Fund may be required to distribute income in excess of the cash it has received. If the Fund does not make the election to accrue market discount on a current basis, Common Shareholders who redeem their Common Shares prior to the time the market discount instruments are sold or mature may receive the economic benefit of such instruments accrual of market discount, but the Common Shareholders who redeem or sell their Common Shares after the time the market discounts instruments are sold or mature may bear the economic burden of the taxes on such market discount.

      Investment in Securities of Uncertain Tax Character. The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

      Investments in Certain Foreign Corporations. If the Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its Common Shareholders. The Fund will not be able to pass through to its Common Shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could mitigate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

USE OF LEVERAGE

      If the Fund utilizes leverage through borrowing or issuing Preferred Shares, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund's ability to make distributions on its Common Shares. Such a limitation or suspension could prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the Fund's qualification for taxation as a regulated investment company under the Code and/or might subject the Fund to the 4% excise tax discussed above. Upon any failure to meet such asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its Common Shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

BACKUP WITHHOLDING

      The Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or if the Fund or such Common Shareholder has been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28% until 2013, when the percentage will revert to 31% unless amended by Congress. Corporate Common Shareholders and certain other Common Shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be allowed as a refund or credited against the Common Shareholder's U.S. federal income tax liability provided the required information is timely furnished to the IRS.

NON-U.S. SHAREHOLDERS

      U.S. taxation of a Common Shareholder who, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the Common Shareholder.

      Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions, subject to certain exceptions described below. Ordinary income distributions paid by the Fund that are "interest-related dividends" or "short-term capital gain dividends" will generally be exempt from such withholding for taxable years beginning before January 1, 2012, in each case to the extent the Fund properly reports such dividends to its Common Shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest income or short-term capital gains that would not have been subject to such withholding tax at the source if received directly by a foreign Common Shareholder, and that satisfy certain other requirements.

      Except as described below in regard to distributions after 2013, distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the capital gain dividend and meets certain other requirements. However, this 30% tax (or lower rate under an applicable treaty) on capital gains of nonresident alien individuals who are physically present in the United States for 183 or more days only applies in exceptional cases because any individual present in the United States for 183 or more days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. Any gain a non-U.S. shareholder realizes upon the sale or exchange of such shareholder's Common Shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is a nonresident alien individual who is physically present in the United States for a period or periods aggregating 183 or more days during the taxable year of the sale or exchange and meets certain other requirements.

      Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of Common Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

      Distributions After 2013. In addition to the rules described above concerning the potential imposition of withholding on distributions to non-U.S. shareholders, distributions after December 31, 2013 to non-U.S. shareholders that are "financial institutions" may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments or debt interests in the financial institution held by one or more U.S. persons. For these purposes, a "financial institution" means any entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) holds financial assets for the account of others as a substantial portion of its business, or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures or forward contract or option) in such securities, partnership interests or commodities.

      Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities wholly-owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) after December 31, 2013 may also be subject to a withholding tax of 30% unless the entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner. Dispositions of interest in the Fund after December 31, 2014 may also be subject to the 30% withholding tax unless the non-U.S. shareholder complies with the rules just described.

ALTERNATIVE MINIMUM TAX

      As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income from the Fund, depending on their individual circumstances.

LOSS TRANSACTIONS

      Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder, or $10 million or more for a corporate stockholder, in any single taxable year (or a greater amount over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Stockholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, stockholders of regulated investment companies are not excepted. A stockholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these Treasury regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Common Shareholders should consult with their tax advisers to determine the applicability of these Treasury regulations in light of their individual circumstances.


                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

      The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds or indices. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard & Poor's Index of 500 Stocks, the DJIA, Nasdaq Composite Index and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

      The Fund may, from time to time, show the standard deviation of either the Fund or the Fund's investment strategy and the standard deviation of the Fund's benchmark index. Standard deviation is a statistical measure of the historical volatility of a portfolio. Standard deviation is the measure of dispersion of historical returns around the mean rate of return.

      From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investments comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

      The Fund's "average annual total return" is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

      Average Annual Total Return will be computed as follows:

          ERV = P(1+T)/n/

      Where P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

      The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

      Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

      Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

       ATV/D/ = P(1+T)/n/

     Where: P = a hypothetical initial investment of $1,000
            T = average annual total return (after taxes on distributions) n = number of years
       ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

      Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

      ATV/DR/ = P(1+T)/n/

     Where: P = a hypothetical initial investment of $1,000
            T = average annual total return (after taxes on distributions and redemption)
            n = number of years
      ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

      Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

        Yield = 2 [( a-b/cd +1)/6/ - 1]

     Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
            d = the maximum offering price per share on the last day of the period

      Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Statement of Assets and Liabilities of the Fund as of         , 2011,
appearing in this Statement of Additional Information has been audited by      ,
an independent registered public accounting firm, as stated in their report appearing herein, and is included in reliance upon the report of such firm given
upon their authority as experts in accounting and auditing.          audits and
reports on the Fund's annual financial statements, and performs other professional accounting, auditing and advisory services when engaged to do so
by the Fund. The principal business address of       is                 .

          CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

      The Bank of New York Mellon ("BNY Mellon") serves as custodian for the Fund. As such, BNY Mellon has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon Servicing") serves as administrator and accountant for the Fund. As such, BNY Mellon Servicing provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant certain Fund accounting information; and providing other continuous accounting and administrative services. BNY Mellon Servicing is the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts.


                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholder of First Trust Global Equity Dividend Fund





Chicago, Illinois
          ,  2011

                    FIRST TRUST GLOBAL EQUITY DIVIDEND FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                           , 2011

                    FIRST TRUST GLOBAL EQUITY DIVIDEND FUND

                                 COMMON SHARES

                      STATEMENT OF ADDITIONAL INFORMATION

                                            , 2011

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

      STANDARD & POOR'S RATINGS GROUP -- A BRIEF DESCRIPTION OF CERTAIN STANDARD & POOR'S RATINGS GROUP, A DIVISION OF THE MCGRAW-HILL COMPANIES ("STANDARD & POOR'S" OR "S&P") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY S&P)
FOLLOWS:

      A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they become due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

      Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

      Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o  Nature of and provisions of the obligation; and

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

      An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

      An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

      An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

      An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

      Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

      An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

      An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

      An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

      An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

      A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

      An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

      The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

      This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

      A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

      A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

      A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

      A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1

      A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

      A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

      A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

      A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

      A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (STANDARD & POOR'S UNDERLYING RATING)

      This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

      A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

      o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:


SP-1

      Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

      Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

      Speculative capacity to pay principal and interest.

DUAL RATINGS

      Standard and Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

ACTIVE QUALIFIERS (CURRENTLY APPLIED AND/OR OUTSTANDING)


i

      This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses the likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.

L

      Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

      This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.

pi

      Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statement, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary

      Preliminary ratings, with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

      o Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

      o Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

      o Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

      o Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

      o Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s) assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

      o A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf

      The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t

      This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all of their contracts before their final maturity date.

unsolicited

      Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

INACTIVE QUALIFIERS (NO LONGER APPLIED OR OUTSTANDING)

*

      This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

      This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

pr

      The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q

      A 'q' subscript indicates that the rating is based solely upon quantitative analysis of publicly available information. Discontinued use in April 2001. r

      The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of the obligations (mainly structured finance transactions) in November 2002.

      MOODY'S INVESTORS SERVICE, INC. -- A BRIEF DESCRIPTION OF CERTAIN MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY MOODY'S) FOLLOWS:

LONG-TERM OBLIGATION RATINGS

      Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

      Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

      Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

      Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

      Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

      Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

      Obligations rated B are considered speculative and are subject to high credit risk.

Caa

      Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

      Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

      Obligations rated C are the lowest rated class and are typically in default with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM-TERM NOTE PROGRAM RATINGS

      Moody's assigns ratings to medium-term note (MTN) programs and to the individual debt securities issued from them (referred to as drawdowns or notes). These ratings may be expressed on Moody's general long-term or short-term rating sale, depending upon the intended tenor of the notes to be issued under the program.

      MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specific priority of claim (e.g., senior or subordinated). However, the rating assigned to a drawdown from a rated MTN program may differ from the program if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

      Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moody's.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

SHORT-TERM OBLIGATION RATINGS

      Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

      Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

      Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

      Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

      Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.


NP

      Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

      There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

      This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

      This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. MUNICIPAL DEMAND OBLIGATION RATINGS

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

      This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

      This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

      This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

      This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

      FITCH RATINGS -- A BRIEF DESCRIPTION OF CERTAIN FITCH RATINGS ("FITCH") RATINGS SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY FITCH) FOLLOWS:

INTERNATIONAL ISSUER AND CREDIT RATING SCALES

      The Primary Credit Rating Scales (those featuring the symbols 'AAA'-'D' and 'F1'-'D') are used for debt and financial strength ratings.

LONG-TERM RATING SCALES--ISSUER CREDIT RATING SCALES

      Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

      In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

      Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

      Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

      High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

      Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

      Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

      Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

      Substantial credit risk. Default is a real possibility.

CC

      Very high levels of credit risk. Default of some kind appears probable.

C

      Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating of an issuer include:

              a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

              b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

              c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

      Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

              a. the selective payment default on a specific class or currency of debt;

              b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

              c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

              d. execution of a coercive debt exchange on one or more material financial obligations.

D

      Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

      Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

      "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

      In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within the major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

         Limitations of the Issuer Credit Rating Scale:

      Specific limitations relevant to the issuer credit rating scale include:

      o The ratings do not predict a specific percentage of default likelihood over any given time period.

      o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o The ratings do not opine on the liquidity of the issuer's securities or stock.

      o The ratings do not opine on the possible loss severity on an obligation should an issuer default.

      o The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

      o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

SHORT-TERM RATINGS -- SHORT-TERM RATINGS ASSIGNED TO ISSUERS OR OBLIGATIONS IN
      CORPORATE, PUBLIC AND STRUCTURED FINANCE

      A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

      Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

      Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

      Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

      Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C
      High short-term default risk. Default is a real possibility.

RD

      Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

      Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

         Limitations of the Short-Term Ratings Scale:

      Specific limitations relevant to the Short-Term Ratings scale include:

      o The ratings do not predict a specific percentage of default likelihood over any given time period.

      o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o The ratings do not opine on the liquidity of the issuer's securities or stock.

      o The ratings do not opine on the possible loss severity on an obligation should an obligation default.

      o The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

      Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

ADDITIONAL INFORMATION

      'Not Rated' or 'NR': A designation of 'Not Rated' or 'NR' is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

      'Withdrawn': The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Indicated in rating databases with the symbol 'WD'.

                                   APPENDIX B

                           HENDERSON GLOBAL INVESTORS

                      PROXY VOTING POLICIES AND PROCEDURES

                           PART C - OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1. Financial Statements:

      Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be filed by Pre-effective Amendment to the Registration Statement.

2. Exhibits:

a.    Declaration of Trust dated October 12, 2011.

b.    By-Laws of Fund.*

c.    None.

d.    None.

e.    Terms and Conditions of the Dividend Reinvestment Plan.*

f.    None.

g.1 Form of Investment Management Agreement between Registrant and First Trust Advisors L.P.*

g.2 Form of Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Henderson Global Investors (North America) Inc.*

g.3 Form of Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited*

h.1   Form of Underwriting Agreement.*

i.    None.

j.    Form of Custodian Services Agreement between Registrant and Fund
      Custodian.*

k.1 Form of Transfer Agency Services Agreement between Registrant and Fund Transfer Agent.*

k.2   Form of Administration and Accounting Services Agreement.*

l.1   Opinion and consent of Chapman and Cutler LLP.*

l.2   Opinion and consent of Bingham McCutchen LLP.*

m.    None.

n.    Consent of Independent Registered Public Accounting Firm.*

o.    None.

p.    Subscription Agreement between Registrant and First Trust Advisors L.P.*

q.    None.

r.1   Code of Ethics of Registrant.*

r.2   Code of Ethics of First Trust Portfolios L.P.*

r.3   Code of Ethics of First Trust Advisors L.P.*

r.4.  Code of Ethics of Henderson Global Investors (North America) Inc.*

s.    Powers of Attorney.*

------------

*      To be filed by amendment.


Item 26: Marketing Arrangements

         [TO COME]

Item 27:  Other Expenses of Issuance and Distribution

---------------------------------------------------------- --------------------
Securities and Exchange Commission Fees                    $2.87
---------------------------------------------------------- --------------------
Financial Industry Regulatory Authority, Inc. Fees         $ *
---------------------------------------------------------- --------------------
Printing and Engraving Expenses                            $ *
---------------------------------------------------------- --------------------
Legal Fees                                                 $ *
---------------------------------------------------------- --------------------
Listing Fees                                               $ *
---------------------------------------------------------- --------------------
Accounting Expenses                                        $ *
---------------------------------------------------------- --------------------
Blue Sky Filing Fees and Expenses                          $ *
---------------------------------------------------------- --------------------
Miscellaneous Expenses                                     $ *
---------------------------------------------------------- --------------------
Total                                                      $ *
---------------------------------------------------------- --------------------
* To be completed by amendment


Item 28: Persons Controlled by or under Common Control with Registrant

    Not applicable.


Item 29: Number of Holders of Securities

    At __________, 2011

-------------------------------------------------- ----------------------------
Title of Class                                     Number of Record Holders
-------------------------------------------------- ----------------------------
Common Shares, $0.01 par value                     *
-------------------------------------------------- ----------------------------
* To be completed by amendment

Item 30: Indemnification

Section 9.5 of the Registrant's Declaration of Trust provides as follows:

      Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

      No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

      The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

      Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

      To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.


Item 31: Business and Other Connections of Investment Advisers

      (a) First Trust Advisors L.P. ("First Trust Advisors") serves as investment advisor to the Registrant and the First Defined Portfolio Fund, LLC and also serves as advisor or sub-advisor to 14 mutual funds, four exchange-traded funds consisting of 60 series and 12 other closed-end funds and is the portfolio supervisor of certain unit investment trusts. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

The principal business of certain of First Trust Advisors' principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L.P. ("First Trust Portfolios" or "FTP"). The principal address of First Trust Portfolios is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

Information as to Other Business, Profession, Vocation or Employment During Past Two Years of the Officers and Directors of First Trust Advisors is as follows:

NAME AND POSITION WITH FIRST TRUST                         EMPLOYMENT DURING PAST TWO YEARS

James A. Bowen, Managing Director/Chief Executive Officer  Managing Director/Chief Executive Officer
                                                           (December 2010 to Present), Managing
                                                           Director/President (prior to and
                                                           including December 2008 to December 2010), FTP; Chairman
                                                           of the Board of Directors, BondWave LLC and Stonebridge
                                                           Advisors LLC

Ronald D. McAlister, Managing Director                     Managing Director, FTP

Mark R. Bradley, Chief Financial Officer, Chief            Chief Financial Officer, Chief Operating Officer and Managing Director
Operations Officer and Managing Director                   (December 2010 to Present), Managing Director (prior to and including
                                                           December 2008 to December 2010), FTP; Chief Financial Officer,
                                                           BondWave LLC and Stonebridge Advisors LLC

Robert F. Carey, Chief Investment Officer and Senior       Senior Vice President, FTP
Vice President

W. Scott Jardine, General Counsel                          General Counsel, FTP and BondWave LLC;
                                                           Secretary of Stonebridge Advisors LLC

Kristi A. Maher, Deputy General Counsel                    Deputy General Counsel, FTP

Erin Chapman, Assistant General Counsel                    Assistant General Counsel, FTP

Heidemarie Gregoriev, Compliance Counsel                   Compliance Counsel (since October 2011), FTP;
                                                           Of Counsel, Vedder Price P.C.

Amy Lum, Assistant General Counsel                         Assistant General Counsel, FTP since November 2010; Of Counsel,
                                                           The Law Offices of Beau T. Greiman, August 2009 to March 2010;
                                                           Associate, Perkins Coie, April 2008 to August 2009

John Vasko, Assistant General Counsel                      Assistant General Counsel, FTP






NAME AND POSITION WITH FIRST TRUST                         EMPLOYMENT DURING PAST TWO YEARS

Lisa Weier, Assistant General Counsel                      Assistant General Counsel (since January 2011), FTP; Associate,
                                                           Chapman and Cutler LLP

R. Scott Hall, Managing Director                           Managing Director, FTP

Andrew S. Roggensack, Managing Director/President          Managing Director/President (December 2010 to Present),
                                                           Managing Director (prior to and including December 2008
                                                           to December 2010), FTP

Kathleen Brown, Senior Vice President and Chief            Senior Vice President and CCO
Compliance Officer

Elizabeth H. Bull, Senior Vice President                   Senior Vice President, FTP

Christopher L. Dixon, Senior Vice President                Senior Vice President, FTP

Jane Doyle, Senior Vice President                          Senior Vice President, FTP

James M. Dykas, Senior Vice President                      Senior Vice President, FTP

Jon C. Erickson, Senior Vice President                     Senior Vice President, FTP

Ken Fincher, Senior Vice President                         Senior Vice President, FTP

Kenneth N. Hass, Senior Vice President                     Senior Vice President, FTP

Jason T. Henry, Senior Vice President                      Senior Vice President, FTP

Daniel J. Lindquist, Senior Vice President                 Senior Vice President, FTP

David G. McGarel, Senior Vice President                    Senior Vice President, FTP

Mitchell Mohr, Senior Vice President                       Senior Vice President, FTP

Robert M. Porcellino, Senior Vice President                Senior Vice President, FTP

Alan M. Rooney, Senior Vice President                      Senior Vice President, FTP

Roger F. Testin, Senior Vice President                     Senior Vice President, FTP

Kyle Baker, Vice President                                 Vice President, FTP

Christina Knierim, Vice President                          Vice President, FTP

Todd Larson, Vice President                                Vice President, FTP

Ronda L. Saeli-Chiappe, Vice President                     Vice President, FTP

Stan Ueland, Vice President                                Vice President, FTP

Katherine Urevig, Vice President                           Vice President, FTP






NAME AND POSITION WITH FIRST TRUST                         EMPLOYMENT DURING PAST TWO YEARS

Brad Bradley, Assistant Vice President                     Assistant Vice President, FTP

Katie D. Collins, Assistant Vice President                 Assistant Vice President, FTP

Chris Fallow, Assistant Vice President                     Assistant Vice President, FTP

Kristen Johanneson, Assistant Vice President               Assistant Vice President, FTP

Coleen D. Lynch, Assistant Vice President                  Assistant Vice President, FTP

Omar Sepulveda, Assistant Vice President                   Assistant Vice President, FTP

John H. Sherren, Assistant Vice President                  Assistant Vice President, FTP

Brian Wesbury, Chief Economist                             Chief Economist, FTP

Rob Stein, Senior Economist                                Senior Economist, FTP


      (b) Sub-Advisor. Henderson Global Investors (North America) Inc. serves as an investment sub-advisor of the Fund. Reference is made to: (i) the information set forth under "Management of the Fund" in the Prospectus and "Sub-Advisor" in the Statement of Additional Information; and (ii) the Form ADV of Henderson Global Investors (North America) Inc. (File No. 801-47202) filed with the Commission, all of which are incorporated herein by reference.


Item 32: Location of Accounts and Records.

First Trust Advisors L.P. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.


Item 33: Management Services

Not applicable.


Item 34: Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.    Not applicable.


3.    Not applicable.

4. The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
      Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(c) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is art of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use;

(d) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.    The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Wheaton, and State of Illinois, on the 10th day of November, 2011.

                                       FIRST TRUST GLOBAL EQUITY DIVIDEND FUND



                                       By: /s/ James A. Bowen
                                           ------------------------------
                                           James A. Bowen, President


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

---------------------------------------   -------------------------------------   -----------------------
Signature                                 Title                                   Date
---------------------------------------   -------------------------------------   -----------------------
/s/ James A. Bowen                        President, Chairman of the Board        November 10, 2011
---------------------------------------   and Trustee (Principal Executive
 James A. Bowen                           Officer)

---------------------------------------   -------------------------------------   -----------------------
/s/ Mark R. Bradley                       Chief Financial Officer and             November 10, 2011
---------------------------------------   Treasurer (Principal Financial and
 Mark R. Bradley                          Accounting Officer)

---------------------------------------   -------------------------------------   -----------------------

                               INDEX TO EXHIBITS


a.   Declaration of Trust dated October 12, 2011.